        As filed with the Securities and Exchange Commission on January 18, 2002

                                                     Registration Nos. 033-54758

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

 [X]  Pre-Effective Amendment No. 1          [_]  Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                             The Munder Funds, Inc.

               (Exact Name of Registrant as Specified in Charter)

                  480 Pierce Street, Birmingham, Michigan 48009
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (248) 647-9200

                             Stephen J. Shenkenberg
                            Munder Capital Management
                                480 Pierce Street
                              Birmingham, MI 48009
                     (Name and Address of Agent for Service)

                                    Copy to:

                                Jane Kanter, Esq.
                                     Dechert
                               1775 Eye Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


It is proposed that this Registration Statement become effective on February 18, 2002 pursuant to Rule 488.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                             THE MUNDER FUNDS, INC.

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933


                                                        Prospectus/Proxy
Form N-14 Item No.                                      Statement Caption
------------------                                      -----------------
Part A
------

Item 1.           Beginning of Registration             Cover Page
                  Statement and Outside Front
                  Cover Page of Prospectus

Item 2.           Beginning and Outside Back Cover      Cover Page
                  Page of Prospectus

Item 3.           Fee Table, Synopsis Information       Summary
                  and Risk Factors

Item 4.           Information About the Transaction     Letter to Shareholders;
                                                        Common Questions and
                                                        Answers About the
                                                        Proposed
                                                        Reorganization;
                                                        Summary; Reasons for
                                                        the Reorganization;
                                                        Information About the
                                                        Reorganization

Item 5.           Information About the Registrant      Letter to Shareholders;
                                                        Common Questions and
                                                        Answers About the
                                                        Proposed
                                                        Reorganization;
                                                        Summary; Comparison of
                                                        Investment Objectives
                                                        and Policies;
                                                        Information About
                                                        Management of the
                                                        Digital Economy Fund
                                                        and the Large-Cap
                                                        Growth Fund;
                                                        Additional Information
                                                        About the Digital
                                                        Economy Fund and the
                                                        Large-Cap Growth Fund.

Item 6.           Information About the Company         Summary; Comparison of
                                                        Investment Objectives
                                                        Being Acquired and
                                                        Policies; Information
                                                        about Management of
                                                        the Digital Economy
                                                        Fund and the Large-Cap
                                                        Growth Fund;
                                                        Additional Information
                                                        About the Digital
                                                        Economy Fund and the
                                                        Large-Cap Growth Fund.

Item 7.           Voting Information                    Voting Information

Item 8.           Interest of Certain Persons and       Management's Discussion
                  Experts                               of Fund Performance
                                                        and Financial Highlights

Item 9.           Additional Information Required       Not Applicable
                  for Reoffering by Persons Deemed
                  to be Underwriters

Part B                                              Statement of Additional
------
                                                    Information Caption
                                                    -------------------

Item 10.     Cover Page                             Cover Page

Item 11.     Table of Contents                      Not Applicable

Item 12.     Additional Information About the       Statement of Additional
             Registrant                             Information of The Munder
                                                    Funds dated October 31,
                                                    2001/1/

Item 13.     Additional Information About the       Statement of Additional
             Company Being Acquired                 Information of The Munder
                                                    Funds dated October 31,
                                                    2001/1/

Item 14.     Financial Statements                   Annual Report of The Munder
                                                    Funds (Class A, B, C, II and
                                                    Y) for fiscal year ended
                                                    June 30, 2001/2/

                                                    Annual Report of The Munder
                                                    Funds (Class K) for fiscal
                                                    year ended June 30, 2001/3/

                                                    Pro Forma Financial
                                                    Statements as of June 30,
                                                    2001

Part C
------

Item 15.     Indemnification

Item 16.     Exhibits

Item 17.     Undertakings

_______________________

/1/ Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A filed October 29, 2001 (File No. 33-54748).
/2/ Incorporated herein by reference to the Annual Report of the Registrant (Class A, B, C, II and Y) on Form N-30D filed August 30, 2001 (File No. 811-07346).
/3/ Incorporated herein by reference to the Annual Report of the Registrant (Class K) on Form N-30D filed August 30, 2001 (File No. 811-07346).

                             THE MUNDER FUNDS, INC.

                           MUNDER DIGITAL ECONOMY FUND
                          MUNDER LARGE-CAP GROWTH FUND

                                480 Pierce Street
                           Birmingham, Michigan 48009
                                 (800) 239-3334

            Special Meeting of Shareholders to be held April 2, 2002

Dear Shareholder:

     Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE MUNDER DIGITAL ECONOMY FUND AND THE MUNDER LARGE-CAP GROWTH FUND, each a series of The Munder Funds, Inc. ("Company"), will be held on Tuesday, April 2, 2002, at The Community House, Rosso Library, 380 South Bates Street, Birmingham, Michigan 48009, at 10:00 a.m., Eastern time ("Meeting").

     The Board of Directors ("Board") of the Company has proposed that the Munder Digital Economy Fund ("Digital Economy Fund") be reorganized with and into the Munder Large-Cap Growth Fund, formerly known as the Munder Focus Growth Fund ("Large-Cap Growth Fund"), to seek future economies of scale and to eliminate certain costs of running the Funds separately. If shareholders of both Funds approve the Agreement and Plan of Reorganization ("Reorganization Agreement") described in the accompanying materials, all of the assets of the Digital Economy Fund will be exchanged for an equivalent dollar amount of shares of the Large-Cap Growth Fund on or about April 5, 2002 ("Reorganization"). The shares of the Large-Cap Growth Fund will then be transferred to the shareholders of the Digital Economy Fund in complete liquidation of the Digital Economy Fund. The proposed transaction is intended to be a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.


     The Board believes that shareholders of both Funds will benefit from the proposed Reorganization. The proposed Reorganization will enable shareholders of the Digital Economy Fund to experience higher asset levels in the combined Large-Cap Growth Fund, which will result in the fixed and relatively fixed costs associated with operating the Digital Economy Fund being spread over a larger asset base, thereby reducing per share expenses paid by Digital Economy Fund shareholders. Current shareholders of the Large-Cap Growth Fund will also realize similar benefits immediately following the proposed Reorganization.

     The Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement.

     As a result of the Reorganization, the Digital Economy Fund would be combined with Large-Cap Growth Fund and, if you are currently a shareholder of Digital Economy Fund, you would become a shareholder of the Large-Cap Growth Fund, receiving shares of the Large-Cap Growth Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Digital Economy Fund. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

     The Digital Economy Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term. The Large-Cap Growth Fund's goal is to provide long-term capital appreciation. However, the Large-Cap Growth Fund's benchmark is the Russell 1000 Growth Index, rather than the S&P 500(R). The Digital Economy Fund and the Large-Cap Growth Funds also have a common investment adviser (Munder Capital Management), a common administrator (State Street Bank and Trust Company) and a common distributor (Funds Distributor, Inc.).

     Detailed information about the proposed Reorganization and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than March 21, 2002.

     NOTE: You may receive more than one proxy package if you hold shares in more than one account or in both of the Funds. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

     If you have any questions after considering the enclosed materials, please call 1-800-239-3334.

                                             Sincerely,


                                             /s/ James C. Robinson
                                             James C. Robinson

                                             President
                                             The Munder Funds, Inc.

                             THE MUNDER FUNDS, INC.

                           MUNDER DIGITAL ECONOMY FUND
                          MUNDER LARGE-CAP GROWTH FUND

                                480 Pierce Street
                           Birmingham, Michigan 48009

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on April 2, 2002

To the Shareholders of
Munder Digital Economy Fund
Munder Large-Cap Growth Fund
     of The Munder Funds, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Munder Digital Economy Fund ("Digital Economy Fund") and the Munder Large-Cap Growth Fund, formerly known as the Munder Focus Growth Fund ("Large-Cap Growth Fund"), each a separate series of The Munder Funds, Inc., will be held at The Community House, Rosso Library, 380 South Bates Street, Birmingham, Michigan 48009, on Tuesday, April 2, 2002, at 10:00 a.m., Eastern time, for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Digital Economy Fund by the Large-Cap Growth Fund and the assumption of all liabilities of the Digital Economy Fund by the Large-Cap Growth Fund in exchange for shares of the Large-Cap Growth Fund and the subsequent liquidation of the Digital Economy Fund; and

     (2) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on January 15, 2002, as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

     EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                         By Order of the Board of Directors,


                                         /s/ Stephen J. Shenkenberg
                                         Stephen J. Shenkenberg
                                         Secretary

                PROXY STATEMENT/PROSPECTUS DATED JANUARY 25, 2002

                             THE MUNDER FUNDS, INC.

                                480 Pierce Street
                           Birmingham, Michigan 48009
                                 (800) 239-3334

                       Special Meeting of Shareholders of
          Munder Digital Economy Fund and Munder Large-Cap Growth Fund
                            to be held April 2, 2002



         This combined Proxy Statement and Prospectus ("Proxy Statement/ Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of the Munder Digital Economy Fund ("Digital Economy Fund") and the Munder Large-Cap Growth Fund, formerly known as Munder Focus Growth Fund ("Large-Cap Growth Fund"), each a series of The Munder Funds, Inc. ("Company"), for a Special Meeting of Shareholders of the Digital Economy Fund and the Large-Cap Growth Fund ("Meeting"). The Meeting will be held on Tuesday, April 2, 2002, at 10:00 a.m., Eastern time, at The Community House, Rosso Library, 380 South Bates Street, Birmingham, Michigan 48009.

         At the Meeting, shareholders of both Funds will be asked to consider and act upon the following proposals:

         (1) To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Digital Economy Fund by the Large-Cap Growth Fund and the assumption of all liabilities of the Digital Economy Fund by the Large-Cap Growth Fund in exchange for shares of the Large-Cap Growth Fund and the subsequent liquidation of the Digital Economy Fund; and

         (2) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         This Proxy Statement/Prospectus is soliciting shareholders of both Funds to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the Digital Economy Fund to the Large-Cap Growth Fund and the assumption by the Large-Cap Growth Fund of all of the liabilities of the Digital Economy Fund in exchange for shares of the Large-Cap Growth Fund having an aggregate value equal to the net asset value of Digital Economy Fund ("Reorganization"). The Digital Economy Fund would then distribute to its shareholders the portion of the shares of the Large-Cap Growth Fund to which each such shareholder is entitled. This would result in a liquidation of the Digital Economy Fund.

         Under the proposed Reorganization Agreement, each shareholder of the Digital Economy Fund would be entitled to receive shares of the Large-Cap Growth Fund having an aggregate value equal to the aggregate value of the shares of the Digital Economy Fund held by that shareholder, as of the close of business on the business day of the closing of the Reorganization.

You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Digital Economy Fund are being asked to approve a transaction that will result in their holding shares of the Large-Cap Growth Fund, this Proxy Statement also serves as a Prospectus for the Large-Cap Growth Fund.

         If the Reorganization Agreement is approved by shareholders of both Funds, holders of Class A shares of the Digital Economy Fund will receive Class A shares of the Large-Cap Growth Fund, and no sales charge will be imposed on the Class A shares of the Large-Cap Growth Fund received by Digital Economy Fund shareholders. Holders of Class B, Class II, Class K and Class Y shares of the Digital Economy Fund will receive shares of the corresponding class of the Large-Cap Growth Fund. Subsequent to the Reorganization, any contingent deferred sales charge ("CDSC") that applied to a shareholder's Class B or Class II shares of the Digital Economy Fund at the time of Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or Class II shares of the Digital Economy Fund will be included in the holding period.

         This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

         The Digital Economy Fund is a diversified series of the Company. The Digital Economy Fund's goal is to provide long-term capital appreciation while outperforming the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)") over the long-term. The Digital Economy Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. The digital economy represents the developing economic environment in which the use of the Internet and existing and breakthrough technologies, including digital technologies, is becoming critical to all business models. Companies using the Internet to improve efficiencies, utilizing one or more technologies to increase market share and profitability to transform their businesses to become more competitive are all candidates for investment. Industry weightings are targeted to the weightings of the S&P 500(R), an index that measures the performance of approximately 500 large-capitalization stocks in the U.S. stock market.

         The Large-Cap Growth Fund is also a diversified series of the Company. The Large-Cap Growth Fund's goal is to provide shareholders with long-term capital appreciation. The Fund pursues its goal by investing primarily in equity securities that Munder Capital Management ("MCM") believes are poised to grow faster than their peers. Under normal market conditions, the Large-Cap Growth Fund invests at least 80% of its assets in large-capitalization companies. MCM seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Industry weightings are targeted to the weightings of the Russell 1000 Growth Index, an index that measures the performance of the 1,000 largest publicly traded growth stocks in the U.S. stock market.

         While the investment objectives and policies of the Digital Economy Fund and the Large-Cap Growth Fund are compatible, there are certain differences in investment policies, which are described under "Comparison of Investment Objectives and Policies" in this Proxy Statement/Prospectus.

         MCM serves as investment adviser for the Digital Economy Fund and the Large-Cap Growth Fund. MCM is described in more detail under "Information About Management of the Digital Economy Fund and the Large-Cap Growth Fund."

         This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Large-Cap Growth Fund that a prospective investor should know before investing. A Statement of Additional Information dated January 25, 2002 relating to this Proxy Statement/Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization and any subsequent shareholder reports, call (800) 239-3334, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be mailed one free of charge.

         The following documents have been filed with the Securities and Exchange Commission ("SEC"): (i) the Prospectus of the Digital Economy Fund and the Large-Cap Growth Fund (Class A, Class B and Class II shares) dated
October 31, 2001, as supplemented on November 15, 2001 and January ___, 2002;
(ii) the Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class K shares) dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 and January ___, 2002; (iii) the Prospectus for the Digital Economy and the Large-Cap Growth Fund (Class Y shares) dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 and January ___, 2002;
(iv) the Statement of Additional Information for the Digital Economy Fund and the Large-Cap Growth Fund dated October 31, 2001, as supplemented on January ___, 2002; (v) the Annual Report for the Digital Economy Fund and the Large-Cap Growth Fund (Class A, Class B, Class II and Class Y shares) dated June 30, 2001; and (vi) the Annual Report for the Digital Economy Fund and the Large-Cap Growth Fund (Class K) dated June 30, 2001. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by writing or calling to the Digital Economy Fund or the Large-Cap Growth Fund at the telephone number or address listed for the Funds on the cover page of this Proxy Statement/Prospectus.

         Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

         MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF

         THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Common Questions and Answers About the Proposed Reorganization ..........   6
Summary .................................................................   8
Reasons for the Reorganization ..........................................   17
Information About the Reorganization ....................................   18
Comparison of Investment Objectives and Policies ........................   22
Management's Discussion of Fund Performance and
         Financial Highlights ...........................................   27
How to Purchase, Sell and Exchange Shares ...............................   36
Information About Management of the Digital Economy
         Fund and the Large-Cap Growth Fund .............................   52
Additional Information About the Digital Economy Fund
         and the Large-Cap Growth Fund ..................................   53
Other Business ..........................................................   53
Voting Information ......................................................   54
Legal Matters ...........................................................   56
Exhibit A:  Agreement and Plan of Reorganization ........................   A-1

                          COMMON QUESTIONS AND ANSWERS
                        ABOUT THE PROPOSED REORGANIZATION

Q.       How will the Reorganization affect me?

A. The assets of the Digital Economy Fund will be combined with those of the Large-Cap Growth Fund and Digital Economy Fund shareholders will become shareholders of the Large-Cap Growth Fund. Following the Reorganization, each of Digital Economy Fund's shareholders will receive shares of the Large-Cap Growth Fund that are equal in value to the shares of the Digital Economy Fund that the shareholder held immediately prior to the closing of the Reorganization. (Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the Digital Economy Fund will receive Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares, respectively, of the Large-Cap Growth Fund.)

         Shareholders of the Digital Economy Fund and the Large-Cap Growth Fund will all be shareholders in a larger Large-Cap Growth Fund following the closing of the Reorganization.

Q.       Why is the Reorganization being recommended?

A. The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating the Digital Economy Fund and the Large-Cap Growth Fund separately. We believe the Reorganization will benefit shareholders of the Digital Economy Fund without adversely impacting shareholders of the Large-Cap Growth Fund.

         As a result of declining assets and disappointing performance, expense ratios for the Digital Economy Fund are increasing. Without significant asset growth from sales or improvement in the performance of securities markets generally, the Digital Economy Fund's expenses are expected to increase further. In addition, the smaller asset size of both Funds would make it especially beneficial to combine the Funds.

         We also believe that the Digital Economy Fund and the Large-Cap Growth Fund have compatible investment objectives and policies, as described in detail below. The Reorganization will result in combining the assets of the Funds and consolidating their operations.


         Combining the assets of the Funds is intended to provide various benefits to shareholders of the Digital Economy Fund who become shareholders of the Large-Cap Growth Fund (as well as to existing and future investors of the Large-Cap Growth Fund). For example, the proposed Reorganization will enable shareholders of the Digital Economy Fund to experience higher asset levels in the combined Large-Cap Growth Fund, which will result in the fixed and relatively fixed costs associated with operating the Digital Economy Fund, such as accounting and printing expenses, being spread over a larger asset base, thereby reducing per share expenses paid by Digital Economy Fund shareholders. It is not anticipated that current shareholders of the Large-Cap Growth Fund will realize these same benefits as a result of the proposed Reorganization.

         (See also the next question regarding operating expenses of the Funds.) Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing.

Q. How do the fees paid by the Large-Cap Growth Fund compare to those payable by the Digital Economy Fund?

A. The total per share operating expenses of the Large-Cap Growth Fund are lower than those of the Digital Economy Fund. Pro forma fee, expense and financial information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A. No. The full value of each share of the Digital Economy Fund will be exchanged for shares of the indicated class of the Large-Cap Growth Fund without any sales load, commission or other transactional fee being imposed. MCM will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization.

Q. Who will serve as investment adviser and provide other services to the Large-Cap Growth Fund?

A. The Large-Cap Growth Fund has the same investment adviser (MCM), the same administrator (State Street Bank and Trust Company) and the same distributor (Funds Distributor, Inc.) as the Digital Economy Fund. In addition, the team of professional portfolio managers employed by MCM to make investment decisions for the Large-Cap Growth Fund also comprises a portion of the team employed by MCM to make investment decisions for the Digital Economy Fund.

Q. Will I have to pay any Federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Digital Economy Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the IRS or the courts.

Q. Will I continue to be able to exchange my shares for shares of other funds of the Munder family of mutual funds?

A. Yes. Holders of Class A, Class B, Class II, Class K and Class Y shares of the Large-Cap Growth Fund may, either before or after the Reorganization, exchange their shares for shares of the same class of other funds of the Company, The Munder Funds Trust and The Munder Framlington Funds Trust ("Munder Funds"), subject to certain restrictions described in the prospectus of each fund. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Proposed Reorganization

         At a meeting of the Board on November 13, 2001, the Board approved the Reorganization Agreement. Subject to the approval of the shareholders of both Funds, the Reorganization Agreement provides for:

         . the transfer of all of the assets of the Digital Economy Fund to the Large-Cap Growth Fund and the assumption by the Large-Cap Growth Fund of all of the liabilities of the Digital Economy Fund in exchange for shares of the Large-Cap Growth Fund having an aggregate value equal to the assets and liabilities of the Digital Economy Fund;

         . the distribution to each of the shareholders of the Digital Economy Fund of shares of the Large-Cap Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Digital Economy Fund held by that shareholder; and

         .    the complete liquidation of the Digital Economy Fund.

         We expect the Reorganization to be effective upon the close of business on April 5, 2002, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Digital Economy Fund will become the owner of the number of full and fractional shares of the Large-Cap Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Digital Economy Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the Digital Economy Fund will receive Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares, respectively, of the Large-Cap Growth Fund. See "Information About the Reorganization" below.

         For the reasons set forth below under "Reasons for the Reorganization," the Board, including all of the Directors who are not "interested persons" ("Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Digital Economy Fund and the Large-Cap Growth Fund and that the interests of each Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Digital Economy Fund and the Large-Cap Growth Fund. The Board recommends that you vote "FOR" the proposed Reorganization Agreement effecting the Reorganization.

         Approval of the Reorganization will require the affirmative vote of both the holders of a majority of the outstanding shares of the Digital Economy Fund and the holders of a majority of the outstanding shares of the Large-Cap Growth Fund, with all classes of each Fund voting together and not by class. See "Voting Information."

Investment Objectives, Policies and Restrictions

         The Digital Economy Fund and the Large-Cap Growth Fund have compatible investment objectives, policies and restrictions. The Digital Economy Fund is a diversified series of the Company. The Digital Economy Fund's goal is to provide long-term capital appreciation while outperforming the S&P 500(R) over the long-term. The Digital Economy Fund pursues its goal by investing, under normal market conditions, at least 80% of its assets in companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. The digital economy represents the developing economic environment in which the use of the Internet and existing and breakthrough technologies, including digital technologies, is becoming critical to all business models. Companies using the Internet to improve efficiencies, utilizing one or more technologies to increase market share and profitability to transform their businesses to become more competitive are all candidates for investment. Industry weightings are targeted to the weightings of the S&P 500(R), an index that measures the performance of approximately 500 large-capitalization stocks in the U.S. stock market.

         The Large-Cap Growth Fund is also a diversified series of the Company. The Large-Cap Growth Fund's goal is to provide shareholders with long-term capital appreciation. The Fund pursues its goal by investing primarily in equity securities that MCM believes are poised to grow faster than their peers. Under normal circumstances, the Large-Cap Growth Fund invests at least 80% of its assets in equity securities of large-capitalization companies. For this purpose, large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index(R), an index that measures the performance of the 1,000 largest publicly-traded stocks in the U.S. stock market. MCM seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Industry weightings are targeted to the weightings of the Russell 1000 Growth Index(R), an index that measures the performance of the growth stocks contained in the Russell 1000 Index(R).

         Although the respective investment objectives of the Digital Economy Fund and the Large-Cap Growth Fund are compatible, shareholders of the Digital Economy Fund should consider certain differences in the investment policies of, and portfolio securities held by, each Fund. See "Comparison of Investment Objectives and Policies" below.

Performance of the Digital Economy Fund and the Large-Cap Growth Fund

         The bar chart and table below give some indication of the risk of an investment in each Fund. The bar chart shows each Fund's performance for each full calendar year since its inception. The table shows how each Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of certain broad based securities market indices. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance.

         The annual returns in the bar charts, the best and worst quarter returns and the average annual total return chart are those of each Fund's Class Y shares. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes. Performance for Class A, Class B, Class II and Class K shares, net of any sales charges (loads) and shareholder servicing fee/12b-1 fees, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ.

         Digital Economy Fund                           Large-Cap Growth Fund
         --------------------                           ---------------------
       Calendar Year Returns (%)                      Calendar Year Returns (%)
           2001     (28.22)%                              1999       16.74%
                                                          2000      (7.31)%
                                                          2001     (25.34)%

Year to date through December 31, 2001:        Year to date through December 31, 2001:
               (28.22)%                                       (25.34)%

Best quarter (% and time period)               Best quarter (% and time period)
12.05% (quarter ended December 31, 2001)       13.79% (quarter ended March 31, 2000)

Worst quarter (% and time period)              Worst quarter (% and time period)
(25.70)% (quarter ended September 30, 2001)    (24.86)%(quarter ended March 31, 2001).

         The table below shows what the average annual total returns each Fund would have been for certain periods compared to the S&P 500(R) and Russell 1000 Growth Index(R). Each index is unmanaged and is not subject to fees and expenses typically associated with the management of investment company portfolios. Investments cannot be made directly in either index. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

    ----------------------------------------------------------------------------------------------------------------
                                                                                              Since Inception
                                                                  Since Inception         of the Large-Cap Growth
                                                              of Digital Economy Fund               Fund
                                            Year Ended               (9/18/00-                  (11/11/98 -
                                             12/31/01              12/31/01)/(1)/               12/31/01)/(2)/
                                             --------              ------------                 ------------
    ---------------------------------------------------------------------------------------------------------------
     Digital Economy Fund/(1)/                (28.22)%                (28.40)%                         --
    ----------------------------------------------------------------------------------------------------------------
     Large-Cap Growth Fund/(2)/               (25.34)%                    --                         (3.31)%
    ---------------------------------------------------------------------------------------------------------------
     Russell 1000 Growth Index(R)/(3)/        (20.42)%                (31.26)%                       (1.14)%
    ----------------------------------------------------------------------------------------------------------------
     S&P 500(R)Index/(4)/                     (11.88)%                (15.33)%                        2.68 %
    ----------------------------------------------------------------------------------------------------------------

_______________


(1) The Digital Economy Fund commenced operations on September 18, 2000. Index comparisons begin on October 1, 2000.

(2) The Large-Cap Growth Fund commenced operations on November 11, 1998. Index comparisons begin on November 1, 1998.

(3) The S&P 500 Index(R) is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies publicly-traded in the U.S.


(4) The Russell 1000 Growth Index(R) is an unmanaged index that measures the performance of those Russell 1000 Index(R) companies (the largest 1,000 U.S. publicly-traded securities) with higher price-to-book ratios and lower forecasted growth values. The Large-Cap Growth Fund has changed its primary market index from the S&P 500(R) Index to the Russell 1000 Growth Index(R), which better represents the market in which the Fund typically invests.

Summary Comparison of Fees and Expenses

     The following tables compare the fees and expenses of each class of the Digital Economy Fund and the Large-Cap Growth Fund and show the estimated fees and expenses for each class on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund, with certain adjustments.

     Since the figures shown for the Digital Economy Fund and the Large-Cap Growth Fund are as of the Funds' fiscal year-end, certain adjustments have been made in calculating the pro forma expenses in order to reflect a new fee arrangement with the Funds' transfer agent that became effective on January 1, 2002. The new arrangement with the transfer agent significantly increases the actual expenses of the Digital Economy Fund but slightly reduces the actual expenses of the Large-Cap Growth Fund.

     The fee and expense information shown on the table below is organized as follows:

     . Column 1 reflects the actual fees and expenses of each class of the Digital Economy Fund calculated at the Fund's fiscal year end, June 30, 2001, adjusted to reflect the new transfer agent fee arrangement.

     . Column 2 reflects the actual fees and expenses of each class of the Large-Cap Growth Fund calculated at the Fund's fiscal year end, June 30, 2001, adjusted to reflect the new transfer agent fee arrangement.

     . Column 3 reflects the pro forma fees and expenses of the Large-Cap Growth Fund as if the Reorganization had occurred on June 30, 2001. These pro forma fees and expenses have also been adjusted to reflect the new transfer fee arrangement, as well as any expected savings that may occur as a result of the Funds being combined in the Reorganization.

     Additional information regarding the performance of the Funds is contained in "Management's Discussion of Fund Performance and Financial Highlights" in this Proxy Statement/Prospectus.



                                                                      Digital       Large-Cap
                                                                      -------       ---------
                                                                      Economy      Growth Fund
                                                                      -------      -----------     Combined
Class A Shares                                                         Fund                        Pro Forma
                                                                       ----                        ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...........................   5.50%(a)       5.50%(a)       5.50%(a)
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) ......................   None (b)       None (b)       None (b)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........   None           None           None
Redemption Fee .....................................................   None           None           None
Exchange Fee .......................................................   None           None           None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ................................................   0.75%          0.75%          0.75%
     Distribution and/or Service (12b-1) Fees ......................   0.25%          0.25%          0.25%
     Other Expenses ................................................   1.60%          0.66%          0.59%
Total Annual Fund Operating Expenses ...............................   2.60%(c)       1.66%(d)       1.59%(e)

                                                                      Digital       Large-Cap
                                                                      -------       ---------
                                                                      Economy        Growth
                                                                      -------        ------        Combined
Class B Shares                                                         Fund           Fund         Pro Forma
                                                                       ----           ----         ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...........................   None           None           None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) ......................   5.00%(f)       5.00%(f)       5.00%(f)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........   None           None           None
Redemption Fee .....................................................   None           None           None
Exchange Fee .......................................................   None           None           None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ................................................   0.75%          0.75%          0.75%
     Distribution and/or Service (12b-1) Fees ......................   1.00%          1.00%          1.00%
     Other Expenses ................................................   1.60%          0.66%          0.59%
Total Annual Fund Operating Expenses ...............................   3.35%(c)       2.41%(d)       2.34%(e)


                                                                      Digital       Large-Cap
                                                                      -------       ---------
                                                                      Economy        Growth
                                                                      -------        ------        Combined
Class II Shares                                                        Fund           Fund         Pro Forma
                                                                       ----           ----         ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ...........................   1.00%          1.00%          1.00%
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) ......................   1.00%(g)       1.00%(g)       1.00%(h)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ........   None           None           None
Redemption Fee .....................................................   None           None           None
Exchange Fee .......................................................   None           None           None



Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ...............................................    0.75%          0.75%           0.75%
     Distribution and/or Service (12b-1) Fees .....................    1.00%          1.00%           1.00%
     Other Expenses ...............................................    1.60%          0.66%           0.59%
Total Annual Fund Operating Expenses ..............................    3.35%(c)       2.41%(d)        2.34%(e)

                                                                      Digital       Large-Cap
                                                                      -------       ---------
                                                                      Economy        Growth
                                                                      -------        ------        Combined
Class K Shares                                                         Fund         Fund (i)       Pro Forma
                                                                       ----         --------       ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ..........................    None           None            None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) .....................    None           None            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .......    None           None            None
Redemption Fee ....................................................    None           None            None
Exchange Fee ......................................................    None           None            None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ...............................................    0.75%          0.75%           0.75%
     Distribution and/or Service (12b-1) Fees .....................    0.25%          0.25%           0.25%
     Other Expenses ...............................................    1.60%          0.66%           0.59%
Total Annual Fund Operating Expenses ..............................    2.60%(c)       1.66%(d)        1.59%(e)

                                                                      Digital       Large-Cap
                                                                      -------       ---------
                                                                      Economy        Growth
                                                                      -------        ------        Combined
Class Y Shares                                                         Fund           Fund         Pro Forma
                                                                       ----           ----         ---------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price) ..........................    None           None            None
Maximum Deferred Sales Charge (Load)
     (as a percentage of redemption proceeds) .....................    None           None            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .......    None           None            None
Redemption Fee ....................................................    None           None            None
Exchange Fee ......................................................    None           None            None

Annual Fund Operating Expenses (expenses that are deducted
     from Fund assets) (as a percentage of average net assets)
     Management Fee ...............................................    0.75%          0.75%           0.75%
     Distribution and/or Service (12b-1) Fees .....................    None           None            None
     Other Expenses ...............................................    1.60%          0.66%           0.59%
Total Annual Fund Operating Expenses ..............................    2.35%(c)       1.41%(d)        1.34%(e)

----------------
(a)  The sales charge declines as the amount invested increases.

(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. A 1% CDSC applies to redemptions of Class A shares within one year of investment that were purchased with no initial sales charge as part of an investment of $1,000,000 or more. A CDSC on Class A shares of the Large-Cap Growth Fund acquired by holders of Class A shares of the Digital Economy Fund pursuant to the Reorganization will only be imposed on redemptions on which a CDSC would have applied to the Class A shares of the Digital Economy Fund.

(c) Actual unadjusted total operating expenses of the Digital Economy Fund for the fiscal year ended June 30, 2001 were:

                         Class A       2.51%
                         Class B       3.26%
                         Class II      3.26%
                         Class K       2.55%
                         Class Y       2.26%

(d) Actual unadjusted total operating expenses of the Large-Cap Growth Fund for the fiscal year ended June 30, 2001 were:

                         Class A       1.46%
                         Class B       2.21%
                         Class C       2.21%
                         Class K       1.46%
                         Class Y       1.21%

     Actual unadjusted expenses for Class K shares, which had not commenced operations as of the date of this Proxy/Prospectus, are based on historical information for Class A shares.


(e) The pro forma fees and expenses shown in the table reflect the following adjustments: the new transfer agent fee as if it had been in effect during the fiscal year ended June 30, 2001; the effect of spreading fixed fees and expenses over a broader shareholder base; and the elimination of duplicative fees paid on a per fund basis.

(f)  The CDSC payable upon redemption of Class B shares declines over time.

(g) The CDSC applies to redemptions of Class II shares within eighteen months of purchase.

(h) The CDSC applies to redemptions of Class II shares within eighteen months of purchase. However, the CDSC will apply to Class II shares of the Large-Cap Growth Fund acquired by holders of Class II shares of the Digital Economy Fund pursuant to the Reorganization to the same extent the CDSC would have applied to the Class II shares of the Digital Economy Fund.

(i) Expenses for Class K shares, which had not commenced operations as of the date of this Proxy/Prospectus, are based on historical information for Class A shares.

Example

         This Example is intended to help you compare the cost of investing in each Fund and the combined Large-Cap Growth Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares

                                          1 year           3 years           5 years          10 years
                                          ------           -------           -------          --------
Digital Economy Fund                      $799             $1,314            $1,854           $3,323
Large-Cap Growth Fund                     $709             $1,045            $1,403           $2,407
Pro Forma:  the Funds Combined            $703             $1,024            $1,368           $2,335

Class B Shares Assuming You Sold Your Shares at the End of the Period



                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
Digital Economy Fund                       $838             $1,330            $1,945           $3,466*
Large-Cap Growth Fund                      $744             $1,051            $1,485           $2,557*
Pro Forma:  the Funds Combined             $737             $1,030            $1,450           $2,486*

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class B Shares Assuming You Stayed in the Fund



                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
Digital Economy Fund                       $338             $1,030            $1,745           $3,466*
Large-Cap Growth Fund                      $244             $  751            $1,285           $2,557*
Pro Forma:  the Funds Combined             $237             $  730            $1,250           $2,486*

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class II Shares Assuming You Sold Your Shares at the End of the Period



                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
Digital Economy Fund                       $534             $1,120            $1,828           $3,703
Large-Cap Growth Fund                      $442             $  844            $1,373           $2,819
Pro Forma:  the Funds Combined             $435             $  823            $1,338           $2,749


Class II Shares Assuming You Stayed in the Fund



                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
Digital Economy Fund                       $434             $1,120            $1,828           $3,703
Large-Cap Growth Fund                      $342             $  844            $1,373           $2,819
Pro Forma:  the Funds Combined             $335             $  823            $1,338           $2,749

Class K Shares



                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
Digital Economy Fund                       $263             $808              $1,380           $2,934
Large-Cap Growth Fund                      $169             $523              $  902           $1,965
Pro Forma:  the Funds Combined             $162             $502              $  866           $1,889

Class Y Shares



                                           1 year           3 years           5 years          10 years
                                           ------           -------           -------          --------
Digital Economy Fund                       $238             $733              $1,255           $2,686
Large-Cap Growth Fund                      $144             $446              $  771           $1,691
Pro Forma:  the Funds Combined             $136             $425              $  734           $1,613


         Following the Reorganization and in the ordinary course of business, we expect that certain holdings of the Digital Economy Fund that are transferred to the Large-Cap Growth Fund in connection with the Reorganization may be sold. Such sales may result in additional transaction costs for the Large-Cap Growth Fund (which will not be assumed or paid by MCM) and will be a taxable event that will result in the realization of taxable gains or losses from such sales for the Large-Cap Growth Fund.

Purchase and Redemption Procedures

         Purchases and redemptions of shares are subject to certain minimum investment requirements, charges, and waivers of charges applicable to the various classes of both the Digital Economy Fund and the Large-Cap Growth Fund. For more details on how to purchase or redeem shares of either Fund, see "How to Purchase, Sell and Exchange Shares."

Exchange Privileges

         You may exchange shares of each class of each Fund for shares of the same class in other Munder Funds to the extent the class exists and shares are offered for sale in the shareholder's state of residence and subject to any applicable sales charge. You may exchange Class C or Class II shares for Class C or Class II shares of other Munder Funds, based on their relative net asset values ("NAVs"). Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate in effect before the exchange. We will not impose any exchange fee on any of these exchange privileges. Any exchange will be a taxable event for which you may have to recognize a gain or loss under Federal income tax law. We reserve the right to amend or terminate the exchange privilege at any time. See "How to Purchase, Sell and Exchange Shares -- Exchanging Shares," below.

Dividends and Distributions

         Each of the Digital Economy Fund and Large-Cap Growth Fund declares and pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, at least annually. As described in more detail in "How to Purchase, Sell and Exchange Shares -- Distributions," below, dividends are generally subject to Federal income tax. For both Funds, all dividends and distributions are reinvested automatically in additional shares of the respective Fund at net asset value, without a sales charge or CDSC, unless the shareholder elects to be paid in cash. Following the Reorganization, Digital Economy Fund shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from the Large-Cap Growth Fund. See "How to Purchase, Sell and Exchange Shares -- Distributions" in the Proxy Statement/Prospectus for more information.

Tax Consequences

         Prior to completion of the Reorganization, the Digital Economy Fund will have received from counsel an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization -- Federal Income Tax Consequences."

Shareholder Voting Rights

         Neither the Digital Economy Fund nor the Large-Cap Growth Fund, each a series of the same Maryland corporation, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Directors at such time as fewer than a majority of Directors holding office have been elected by shareholders. Either Fund will hold a shareholder meeting upon the written request of shareholders holding at least 10% of that Fund's outstanding shares.

Appraisal Rights

         Under the laws of the State of Maryland, shareholders of the Large-Cap Growth Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund. Under the laws of the State of Maryland, shareholders of the Digital Economy Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Digital Economy Fund by another entity.

Risk Factors

         Because the Digital Economy Fund and the Large-Cap Growth Fund invest in similar types of securities, investment in these Funds involves similar investment risks. These risks include those that are generally associated with investing in equity securities. See "Comparison of Investment Objectives and Policies" herein.

                         REASONS FOR THE REORGANIZATION

         Currently, the Digital Economy Fund and the Large-Cap Growth Fund are investment portfolios of the same open-end management investment company, but each Fund must separately bear certain costs of its own operations. Consolidating their separate operations should generally benefit the shareholders of both Funds by promoting more efficient operations on a more cost-effective basis. Also, combining assets of the Funds should create future economies of scale resulting from the larger asset base of the combined fund after the Reorganization. However, there can be no assurance that the combination of the Funds will produce more efficient operations on a cost-effective basis or that economies of scale will be realized.

         MCM believes that certain investment management efficiencies and other benefits could be realized through the combination of the Funds. The Reorganization would permit each Fund's shareholders to pursue substantially the same investment goals in a larger fund. A larger fund should enhance the ability of MCM to effect portfolio transactions on more favorable terms and give MCM greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined fund over the long term to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be realized with respect to fixed expenses, such as printing costs and fees for certain professional services, although expenses that are based on the value of assets or on the number of shareholder accounts, such as transfer agent fees, would be largely unaffected by the Reorganization. Moreover, we cannot assure you that economies of scale can be realized.

         MCM further believes that as a result of declining assets and disappointing performance, expense ratios for the Digital Economy Fund are increasing. Without significant asset growth from sales or improvement in the performance of securities markets generally, the Digital Economy Fund's expenses are expected to increase further. In addition, the smaller asset size of both Funds would make it especially beneficial to combine the Funds.

         In light of the foregoing considerations, the Board unanimously concluded that the Reorganization is in the best interests of the Digital Economy Fund, the Large-Cap Growth Fund and their shareholders and that the Reorganization would not result in a dilution of shareholders' interests.

                      INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement

         The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreement provides that the Large-Cap Growth Fund will acquire all of the assets, subject to all of the liabilities, of the Digital Economy Fund in exchange for shares of the Large-Cap Growth Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The net asset value per share of the Digital Economy Fund and the net asset value per share of the Large-Cap Growth Fund will be determined by dividing the combined Large-Cap Growth Fund's assets, less liabilities, by the total number of its outstanding shares.

         Both the Digital Economy Fund and the Large-Cap Growth Fund will utilize State Street Bank and Trust Company to determine the value of their respective portfolio securities. The Digital Economy Fund and the Large-Cap Growth Fund also will use the same independent pricing services to determine the value of each security so that State Street Bank and Trust Company can determine the aggregate value of each Fund's portfolio. The method of valuation employed will be in accordance with the procedures described in the current prospectuses as set forth in the Reorganization Agreement, which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.

         The number of full and fractional shares of the Large-Cap Growth Fund a shareholder of the Digital Economy Fund will receive in the Reorganization will be equal in value to the value of that shareholder's Digital Economy Fund shares as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the Digital Economy Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Large-Cap Growth Fund received by the Digital Economy Fund in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of the Digital Economy Fund's shares by the transfer of the Large-Cap Growth Fund shares then credited to the account of the Digital Economy Fund on the books of the Large-Cap Growth Fund to open accounts on the share records of the Large-Cap Growth Fund in the names of the Digital Economy Fund shareholders. The aggregate net asset value of Class A, Class B, Class II, Class K and Class Y Large-Cap Growth Fund shares to be credited to Class A, Class B, Class II, Class K and Class Y Digital Economy Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the Digital Economy Fund of the corresponding class owned by Digital Economy Fund shareholders on the Closing Date. All issued and outstanding shares of the Digital Economy Fund will simultaneously be canceled on the books of the Digital Economy Fund, although share certificates representing interests in Class A, Class B, Class II, Class K and Class Y shares of the Digital Economy Fund will represent a number of the corresponding class of Large-Cap Growth Fund shares after the Closing Date. The Large-Cap Growth Fund will not issue certificates representing the Class A, Class B, Class II, Class K and Class Y Large-Cap Growth Fund shares issued in connection with such exchange.

         After such distribution, the Company will take all necessary steps under Maryland law, the Company's charter and any other applicable law to effect a complete dissolution of the Digital Economy Fund.

         The Board has determined, with respect to the Digital Economy Fund and the Large-Cap Growth Fund, that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. MCM will bear the expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained but excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization.

         The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of both or either of the Funds, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Company may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Digital Economy Fund; (ii) the Reorganization Agreement be approved by shareholders of the Large-Cap Growth Fund; and (iii) the Company receive the opinion of the Company's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

         Approval of the Reorganization Agreement will require both an affirmative vote of a majority of the shares of the Digital Economy Fund and an affirmative vote of a majority of the shares of the Large-Cap Growth Fund, with all classes of a Fund voting together and not by class. See "Voting Information." If the Reorganization Agreement is not approved by both the shareholders of the Digital Economy Fund and the Large-Cap Growth Fund, or is not consummated for any other reason, the Board will consider other possible courses of action.

         THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

         Shareholders of the Digital Economy Fund as of the Record Date will receive shares of the Large-Cap Growth Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Large-Cap Growth Fund's Shares

         Full and fractional shares of the respective class of shares of common stock of the Large-Cap Growth Fund will be issued to the Digital Economy Fund's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Large-Cap Growth Fund no longer issues share certificates. The shares of the Large-Cap Growth Fund to be issued to Digital Economy Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, except for Class B shares, as more fully described below in "How to Purchase, Sell and Exchange Shares."

Federal Income Tax Consequences

         The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by the Digital Economy Fund, the Large-Cap Growth Fund or the shareholders of the Digital Economy Fund. As a condition to the closing of the Reorganization, the Digital Economy Fund will receive a legal opinion to that effect. That opinion will be based upon certain representations and warranties made by the Digital Economy Fund and the Large-Cap Growth Fund and certifications received from each of the Funds and certain of their service providers.

         Immediately prior to the Reorganization, the Digital Economy Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Digital Economy Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Digital Economy Fund's shareholders.

         As of June 30, 2001, the Digital Economy Fund had a small unused capital loss carryover of approximately $3,875. At that time, the Digital Economy Fund also had a "built-in-loss" (i.e., the amount by which the tax basis of its investment assets exceeded the fair market value of its assets) of $897,031. Capital loss carryovers and built-in-losses (when realized) are considered valuable tax attributes because they can reduce a fund's future taxable income and thus reduce the taxable amount distributed to fund shareholders.

         The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the "sharing" of these tax attributes with the shareholders of the Large-Cap Growth Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Digital Economy Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Large-Cap Growth Fund. That means that any resulting tax benefits inures to all shareholders of the Large-Cap Growth Fund (i.e., both pre-Reorganization shareholders of the Digital Economy Fund and pre-Reorganization shareholders of the Large-Cap Growth
Fund).

         The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50 percent of the stock of a "loss corporation" such as the Digital Economy Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers and built-in-losses following the acquisition. The amount of such loss carryovers and built-in-losses that can be used each year to offset post-acquisition income is generally limited to an amount equal to the "federal long-term tax-exempt rate" (the applicable rate as of November 2001 was 4.85%) multiplied by the value of the "loss corporation's" equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. Considering that the combined amount of capital loss carryovers and built-in-losses as of June 30, 2001 was minimal, no substantial limitation on the use of these losses is expected.

         You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Capitalization

         The following table shows the capitalization of the Digital Economy Fund and the Large-Cap Growth Fund as of June 30, 2001, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                                        As of June 30, 2001
                                      ------------------------------------------------------
                                       Digital Economy      Large-Cap       Pro Forma after
                                       ---------------      ---------       ---------------
CLASS A SHARES                             Fund            Growth Fund      Reorganization
--------------                             ----            -----------      --------------
Net Assets ........................       $4,045,299         $1,274,186         $5,319,485
Net asset value per share .........       $     7.79         $     8.62         $     8.62
Shares outstanding ................          518,990            147,854            617,110

                                                        As of June 30, 2001
                                      ------------------------------------------------------
                                       Digital Economy      Large-Cap       Pro Forma after
                                       ---------------      ---------       ---------------
CLASS B SHARES                             Fund            Growth Fund      Reorganization
--------------                             ----            -----------      --------------


Net Assets ........................       $6,999,528         $1,920,819         $8,920,347
Net asset value per share .........       $     7.73         $     8.54         $     8.54
Shares outstanding ................          904,623            224,928          1,044,538

                                                        As of June 30, 2001
                                      ------------------------------------------------------
                                       Digital Economy      Large-Cap       Pro Forma after
                                       ---------------      ---------       ---------------
CLASS II SHARES                            Fund            Growth Fund      Reorganization
---------------                            ----            -----------      --------------


Net Assets ........................       $4,985,452         $2,047,875         $7,033,327
Net asset value per share .........       $     7.75         $     8.52         $     8.52
Shares outstanding ................          642,909            240,343            825,508

                                                        As of June 30, 2001
                                      ------------------------------------------------------
                                       Digital Economy      Large-Cap       Pro Forma after
                                       ---------------      ---------       ---------------
CLASS K SHARES                             Fund            Growth Fund      Reorganization
--------------                             ----            -----------      --------------
Net Assets .........................        $  5,364                N/A         $     5,364
Net asset value per share ..........        $   7.81        $      8.62(a)      $      8.62
Shares outstanding .................             687                N/A                 622

                                                        As of June 30, 2001
                                      ------------------------------------------------------
                                       Digital Economy      Large-Cap       Pro Forma after
                                       ---------------      ---------       ---------------
CLASS Y SHARES                             Fund            Growth Fund      Reorganization
--------------                             ----            -----------      --------------
Net Assets ........................         $616,701        $14,451,198         $15,067,899
Net asset value per share .........         $   7.82        $      8.60         $      8.60
Shares outstanding ................           78,898          1,679,701           1,752,082

--------------
(a) The net asset value per share for Class K shares, which had not commenced operations as of the date of this Proxy/Prospectus, is estimated based on the net asset value per share for Class A shares.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         The following discussion comparing investment objectives, policies and restrictions of the Digital Economy Fund and the Large-Cap Growth Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the prospectuses of the Digital Economy Fund and the Large-Cap Growth Fund dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 with respect to Class K and Class Y shares, and January 24, 2002.

Investment Objectives of Each Fund

         The Digital Economy Fund's goal is to provide long-term capital appreciation while outperforming the S&P 500(R) over the long-term. The Large-Cap Growth Fund's goal is to provide shareholders with long-term capital appreciation. The investment objectives of both Funds may be changed by the Board without shareholder approval; however, shareholders would be notified of any such change.

Primary Investments of Each Fund

         The Digital Economy Fund pursues its goal by investing primarily in companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. The digital economy represents the developing economic environment in which the use of the Internet and existing and breakthrough technologies, including digital technologies, is becoming critical to all business models. Companies using the Internet to improve efficiencies, utilizing one or more technologies to increase market share and profitability to transform their businesses to become more competitive are all candidates for investment.

         Under normal market conditions, the Digital Economy Fund will invest at least 80% of its assets in equity securities of companies that are positioned to benefit from the transformation from a traditional economy into a digital economy. Specifically, MCM looks for companies that are using the Internet or other forms of technology in order to gain a competitive advantage over competing companies. The Digital Economy Fund will attempt to manage risk by targeting sector weightings of the S&P 500(R).

         MCM will identify both new and mature companies in various industries that are using technology and technological innovation to become more profitable than their peers. As a result, the Digital Economy Fund will not be limited to companies in traditional technology industries.

         MCM will select stocks of companies that (i) will benefit from changes in technology, (ii) will use technology to gain an enduring competitive advantage, and (iii) are gaining market share and are positioned to be the market leaders of the future.

         There is no limit on the market capitalization of the companies in which the Digital Economy Fund may invest, or on the length of operating history for the companies. The Digital Economy Fund may invest in small companies and may invest without limit in initial public offerings ("IPOs"). It is uncertain whether IPOs will be available for investment by the Digital Economy Fund or what impact, if any, they will have on the Digital Economy Fund's performance.

         The Large-Cap Growth Fund pursues its goal by investing primarily in equity securities that MCM believes are poised to grow faster than their peers. Under normal circumstances, the Large-Cap Growth Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at the printing of the prospectus of the Large-Cap Growth Fund, dated October 31, 2001, such capitalizations were approximately $1.4 billion or greater.

         MCM seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Industry weightings are targeted to the weightings of the Russell 1000 Growth Index.

         Both the Digital Economy Fund and the Large-Cap Growth Fund may invest up to 25% of their assets in equity securities of foreign issuers. Both the Digital Economy Fund and the Large-Cap Growth Fund may also invest in options, futures contracts and other derivative products.

         Neither Fund may purchase more than 10% of the outstanding voting securities of any issuer. Neither Fund may invest more than 25% of its total assets in any one industry provided that with respect to the Large-Cap Growth Fund, utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Portfolio Instruments and Practices

         Borrowing. Under certain circumstances, each Fund may borrow money in
         ---------
an amount up to 5% of the value of its total assets for temporary purposes and in an amount equal to one-third of its assets to meet redemptions. This is a fundamental policy which can only be changed by shareholders.

         Foreign Securities. The Digital Economy Fund and the Large-Cap Growth
         ------------------
Fund may each invest up to 25% of its assets in foreign securities.

         Forward Foreign Currency Exchange Contracts. Each Fund may enter into
         -------------------------------------------
forward foreign currency exchange contracts. A Fund may enter into these contracts in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between two foreign currencies in which portfolio securities are or may be denominated.

         Futures Contracts and Options. Each Fund may purchase and sell futures
         -----------------------------
contracts on securities, currencies and indices. Neither Fund will commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, each Fund may write covered call options, purchase put options, purchase call options and write secured put options on securities, currencies, indices and futures contracts, as described in the Statement of Additional Information of each Fund.

         Liquidity Management. Pending investment, to meet anticipated
         --------------------
redemption requests, or as a temporary defensive measure if MCM determines that market conditions warrant, either Fund may also invest without limitation in high-quality, short-term money market instruments including, among other things, commercial paper, bankers' acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term securities issued by, or guaranteed by, the U.S. Government and its agencies or instrumentalities.

         Repurchase Agreements, Reverse Repurchase Agreements and When-Issued
         --------------------------------------------------------------------
Securities. Each Fund may enter into repurchase agreements with banks and
----------
broker-dealers that have been approved by MCM. Each Fund considers repurchase agreements that mature in more than seven days to be illiquid.

         In order to borrow funds for temporary purposes, each Fund may also engage in reverse repurchase agreements, i.e., selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price. In addition, in order to secure prices deemed advantageous at the time, each Fund may purchase securities on a when-issued or a delayed-delivery basis. A Fund will not enter into a when-issued or delayed-delivery transaction for speculative purposes but only in furtherance of its investment objective. Each Fund's when-issued or delayed-delivery purchase transactions will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         Restricted or Illiquid Securities. Each Fund may invest up to 15% of
         ---------------------------------
its net assets in restricted or illiquid securities. Restricted securities are securities subject to legal or contractual restrictions on their resale.

         Securities Lending. Each Fund may lend securities in its portfolio
         ------------------
representing up to 25% of total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash or liquid securities with market value at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned.

         Portfolio Turnover Rate. The Large-Cap Growth Fund intends to purchase
         -----------------------
and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. The Digital Economy Fund's portfolio turnover rate for the fiscal year ended June 30, 2001 was 71%. The Large-Cap Growth Fund's portfolio turnover rate for the same period was 76%.

         Additional Investment Restrictions. In addition to the restrictions
         ----------------------------------
described above, each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that Fund. These restrictions are set forth in the Statement of Additional Information for each Fund.

Risk Factors

         The Digital Economy Fund and the Large-Cap Growth Fund are subject to the following principal investment risks:

         Stock Market Risk. The value of the securities in which the Funds
         -----------------
invest may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Funds' investments may decline if the particular companies the Funds invest in do not perform well.

         Growth Investing Risk. The price of growth stocks may be more sensitive
         ---------------------
to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by MCM regardless of movements in the securities markets.

         Foreign Securities Risk. Investments by the Funds in foreign securities
         -----------------------
present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

         In addition, Digital Economy Fund is subject to the following principal investment risks that may also be risks of investment strategies used by the Large-Cap Growth Fund, although they are not principal investment risks of the Large-Cap Growth Fund:

         IPO Risk. Investments in initial public offerings may result in
         --------
increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. A Fund may lose all or part of its investments if the companies making their initial public offerings fail and their product lines fail to achieve an adequate level of market recognition or acceptance.

         Derivatives Risk. Each Fund may suffer a loss from its use of options,
         ----------------
futures contracts and other forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Investments in derivatives can also significantly increase exposure to the credit risk of the derivative's counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

         Finally, Digital Economy Fund is subject to the following principal investment risks that are not also principal investment risks of the Large-Cap Growth Fund:

         Smaller Company Stock Risk. The stocks of small or medium-size
         --------------------------
companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects.

         Technology Risk. The Digital Economy Fund will invest in companies that
         ---------------
rely significantly on technological events or advances in their product development, production or operations. Market or economic factors impacting these companies could have a major effect on the value of the Digital Economy Fund's investments. The value of stocks of these companies is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

           [The rest of this page has intentionally been left blank.]

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AND FINANCIAL HIGHLIGHTS

Management's Discussion of Fund Performance

                  The Investment Environment

                       The year ending June 30, 2001, was marked by a sharp
                  deceleration in economic growth. One year ago, in June 2000, the National Association of Purchasing Management's (NAPM) Index, which provides a snapshot of the strength in industrial activity, stood at 52.1. The dividing line between an expansion and contraction in manufacturing activity is 50. By August, 2000, the Index had fallen below 50, indicating a contraction in the manufacturing sector. After reaching a low of 41.2 in January, the Index has rebounded slightly, reaching
                  44.7 by June 2001. As the 12-month time period ended, therefore, manufacturing activity was continuing to contract.

                       In contrast to the manufacturing sector, Gross Domestic
                  Product (GDP), a measure of total economic activity, has remained positive although it has decelerated sharply. Real GDP (adjusted for inflation) rose by 1.32% between June 2000 and June 2001. This was a marked deceleration in growth from the 5.22% GDP increase posted for June 1999 through June 2000. Consumption, which accounts for approximately two-thirds of economic activity, has held up reasonably well. Construction activity has also been a source of strength. Business spending on equipment and software, however, moved from a 13.19% increase for the year ending June 30, 2000 to a 4.00% decline for the year ending June 30, 2001. As the economy slowed, inventory accumulation slowed as well, turning negative in the first two quarters of 2001. Net exports have also taken their toll on growth. While imports have fallen by 6.7% over the past year as the pace of domestic economic activity declined, exports have fallen even faster in response to the slowing of the global economy.

                       The news on inflation over the past year has been more
                  positive than the news on economic growth. As of June 2001, the Consumer Price Index (CPI) was 3.31% higher than June 2000. This is lower than the 3.67% CPI increase from June 1999 through June 2000.

                       Whether the economy is or will be in a technical
                  recession (two consecutive quarters of negative GDP growth), we will know with certainty only in hindsight. What is clear is that slowing economic growth has had a significant impact on the financial markets.

                  The Stock Market

                       The decline in economic growth, with its negative impact
                  on actual and anticipated corporate earnings, took a heavy toll on the stock market during the year ending June 30, 2001. While there is debate about whether the economy is in recession, there is no doubt that there is a profits recession. S&P 500 earnings for the second quarter of 2001 are expected to fall by 21.10%, compared to year-ago levels. By contrast, earnings for the second quarter of 2000 increased 12.64% versus year-earlier levels.

                       For the year ending June 30, the S&P 500 Index generated
                  a return of -14.83%. Even with this double-digit negative performance, six of the 10 sectors of the S&P 500 Index turned in a positive return. In fact, the financials and utilities sectors both earned returns of greater than 20%, while the materials sector earned a return of over 18%. The weakness in the S&P 500 Index came primarily from one sector: technology. With a 23.8% weight in the Index and a return of -52.77% for the year, the technology sector alone subtracted over 16 percentage points from the Index's return for the 12-month time period. Although telecommunications services also had a very weak return (-30.24%), its relatively small weight in the Index limited its impact on the performance of the S&P 500 Index.

          Across the capitalization ranges of the stock market, smaller company stocks had better relative performance than the larger-cap S&P 500 for the year. The S&P MidCap 400 Index generated a return of 8.87% while the S&P SmallCap 600 Index had an even stronger return of 11.12%.

          International stocks trailed the U.S. stock market. The MSCI EAFE Index, a widely followed benchmark for international stocks, posted a -23.63% return for the year ending June 30.

     The Munder Funds

     The following paragraphs detail the performance of the Funds. Each Fund offers its shares to investors in more than one class. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses. The Lipper Universe of Mutual Funds referred to below are compiled by Lipper Analytical Services, Inc. and categorized based on investment objectives.

     MUNDER DIGITAL ECONOMY FUND

     Fund Manager: The Munder Digital Economy Fund Team

          The Fund began operations on September 18, 2000. From inception through June 30, 2001, the Fund earned a return of -21.80%. For the time period extending from September 30, 2000 through June 30, 2001, the Fund earned a return of -23.56%, relative to the -14.00% return for the S&P 500 Index and the -33.42% average return for the Lipper universe of multi-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the six-month and 9-month time periods ending June 30, 2001.

          The Digital Economy style invests in companies that are transforming their businesses in a positive way by embracing technology. In an uncertain environment like the one we experienced in the fourth quarter of 2000, investors tend to give heavier weight to the safety or visibility of past performance than to the future impact of positive changes in business models. As a result, buying opportunities were created in many of the types of companies that the Digital Economy style is focused on. Toward the end of the quarter, we saw stronger absolute and relative performance for the Digital Economy style, with the portfolio experiencing positive relative performance in the majority of sectors.

          Also during the fourth quarter of 2000, performance was positively impacted by strong stock selection in the technology, telecommunication services and consumer staples sectors. In contrast, returns were negatively influenced by individual holdings in basic industries, consumer discretionary and healthcare. Within technology, the portfolio was tilted toward security software and storage and away from semiconductor stocks and hardware. That tilt had a positive influence on performance for the quarter.

          Although most of the companies held in the Fund performed in line with or ahead of expectations during the first quarter of 2001, many of the stocks were caught up in the stock market's volatility. The result was poor stock price performance. Investor anxiety led to a focus on companies that were seen as conservative investments, including companies in the coal, energy and utilities sectors. While the Fund's holdings in these sectors fared reasonably well, investors appeared wary of higher growth companies in any sector that were transforming themselves by taking advantage of the digital economy. These higher growth stocks are the focus of the Fund and the skittishness of investors toward these companies translated into weak relative performance for the quarter.

          Following this difficult first quarter, the Fund experienced a strong second quarter relative to the S&P 500 Index. The Fund's focus on companies that are leveraging technology to gain a competitive advantage relative to their peers was rewarded as investors looked for companies that were well-positioned to meet or exceed earnings expectations. During the second quarter, Fund returns were boosted by positive stock selection in the basic materials, information technology, industrials and financials sectors. The positive impact of stock selection in these sectors more than offset the weaker performance of holdings in the consumer discretionary, consumer staples, utilities and telecommunications services sectors.

          The portfolio management team for the Munder Digital Economy Fund continues to focus on companies that leverage technology to gain a critical edge relative to their peers. By working closely with our research team at Munder Capital, we seek to identify companies that are currently transforming their businesses to be tomorrow's leaders.

     MUNDER LARGE-CAP GROWTH FUND

     Fund Manager: The Munder Large-Cap Growth Fund Team

          The Fund earned a return of -33.25% for the year ending June 30, 2001, relative to the -36.17% return for the Russell 100 Growth Index and the -30.71% average return for the Lipper universe of large-cap growth funds. The Fund has earned above-average returns relative to the Lipper universe for the three-month time period ending June 30, 2001.

          The absolute performance of the Fund suffered from the relatively weak returns of growth stocks relative to value stocks. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. For the year ending June 30, 2001, the -36.17% return for the Russell 1000 Growth Index provided a sharp contrast to the 10.34% return for the Russell 1000 Value Index.

          During the last half of 2000, the return of the Fund was boosted by the strong performance of the consumer staples sector, particularly by companies involved in food and drug distribution and retail activities. However, during the last three months of the year and through the first quarter of 2001, the Fund's technology holdings underperformed the market due in part to an overweight in the communications equipment, networking and software industries.

                       Many of the technology holdings that corrected
                 significantly in these earlier time periods, despite solid earnings, rebounded strongly in the second quarter of 2001. Positive stock selection in software (Oracle, Veritas Software and Microsoft) and network security (Internet Security Systems and Verisign) offset weakness in Micromuse, TranSwitch and Juniper Networks. In addition, being underweighted in semiconductors and overweighted in software and security aided returns in the quarter.

     The following graphs represent the performance of each Fund through June 30, 2001 since the inception of its oldest class of shares. This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management or its wholly-owned subsidiary World Asset Management and prior periods when the Funds were managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Digital Economy Fund
                                CLASS Y SHARE HYPOTHETICAL

           A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

                                                        LIPPER MULTI CAP GROWTH
                         CLASS Y         S&P 500 INDEX       FUNDS AVERAGE
                        ---------        -------------  -----------------------

9/18/00                  10000.00           10000.00          10000.00
                         10230.00            9948.00          10000.00
                          9720.00            9906.00           9284.00
                          8630.00            9125.00           7511.00
                          9070.00            9170.00           7784.00
                          9300.00            9495.00           8080.00
                          8220.00            8629.00           6836.00
                          7310.00            8082.00           6037.00
                          8030.00            8711.00           6748.00
                          8060.00            8769.00           6702.00
6/30/01                   7820.00            8556.00           6596.00


                                   GROWTH OF A $10,000 INVESTMENT

                                                                   Lipper Multi
  Class and          With         Without                            Cap Growth
Inception Date       Load            Load      S&P 500#         Funds Average**
- ------------------------------------------------------------------------------
CLASS A  -- 9/19/00 $7,363*       $ 7,790      $  8,555         $   6,596
CLASS B  -- 9/19/00 $7,344+       $ 7,730      $  8,555         $   6,596
CLASS II -- 9/19/00 $7,597+*      $ 7,750      $  8,555         $   6,596
CLASS Y  -- 9/19/00    N/A        $ 7,820      $  8,555         $   6,596

                              AGGREGATE TOTAL RETURNS

                                Since              Since
  Class and                 Inception          Inception
Inception Date                 w/load         w/out Load
- --------------     --------------------------------------------
CLASS A  -- 9/19/00           (26.37)%*          (22.10)%
CLASS B  -- 9/19/00           (26.57)%+          (22.70)%
CLASS II -- 9/19/00           (24.03)%+*         (22.50)%
CLASS Y  -- 9/19/00               N/A            (21.80)%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.
 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
 # The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. publicly traded companies. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.
** The Lipper Multi-Cap Growth Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Digital Economy Fund are as of 9/30/00.

Large-Cap Growth Fund

                           CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A Hypothetical Illustration of a $10,000 Initial Investment--Class Y

[GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP
                                                         RUSSELL 1000 GROWTH                               GROWTH FUNDS
                                        CLASS Y                 INDEX              S&P 500 INDEX             AVERAGE
                                        -------          -------------------       -------------         ----------------
11/11/98                                10000.00               10000.00               10000.00               10000.00
                                        10380.00               10760.70               10388.00               10677.00
                                        11138.80               11731.30               10986.40               11756.40
                                        11618.90               12419.90               11445.60               12481.80
                                        11198.30               11852.30               11089.60               11966.30
                                        11638.30               12477.00               11533.20               12662.80
                                        11879.30               12493.20               11979.50               12759.00
                                        11698.70               12109.70               11696.90               12362.20
6/30/99                                 12449.80               12957.30               12346.00               13236.20
                                        12088.70               12545.30               11960.80               12853.70
                                        11707.90               12749.80               11901.00               12867.80
                                        11489.00               12482.00               11574.90               12745.60
                                        12079.50               13424.40               12307.60               13633.90
                                        12208.80               14148.00               12557.50               14385.20
                                        13003.50               15619.40               13297.10               16108.50
                                        12713.60               14886.80               12629.00               15488.30
                                        13862.90               15614.80               12390.00               16575.60
                                        14797.20               16732.80               13602.10               17454.10
                                        14227.50               15936.30               13192.80               16424.30
                                        13637.10               15133.20               12922.10               15463.50
6/30/00                                 14903.70               16280.20               13240.60               16601.60
                                        14624.60               15601.40               13033.70               16287.80
                                        16052.70               17013.30               13843.20               17740.70
                                        14914.50               15403.80               13112.40               16534.30
                                        14310.30               14675.20               13056.90               15707.60
                                        12464.20               12512.10               12027.50               13649.90
                                        12053.20               12116.70               12086.30               13639.00
                                        12689.40               12954.00               12515.20               14023.60
                                        10537.90               10754.40               11374.00               11967.80
                                         9057.24                9584.31               10653.50               10783.00
                                        10271.80               10796.70               11481.40               11895.80
                                        10156.10               10638.00               11558.30               11782.80
6/30/01                                  9947.93               10391.20               11277.00               11422.20

                        -----------------------------------------------------       ---------------------------------
                                   GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS++
                        -----------------------------------------------------       ---------------------------------
                                                                       Lipper
                                             Russell                Large Cap
                                                1000                   Growth                     One             One
Class and                 With    Without     Growth                    Funds                    Year            Year
Inception Date            Load       Load     Index#    S&P 500#    AVERAGE**                  W/LOAD      W/OUT LOAD
- ---------------------------------------------------------------------------------------------------------------------
CLASS A -- 6/30/00      $6,320*   $ 6,689    $ 6,383    $  8,517    $   6,880                (36.80)%*       (33.11)%
CLASS B -- 7/11/00      $6,205+   $ 6,507    $ 6,383    $  8,517    $   6,880                     N/A             N/A
CLASS II -- 7/10/00     $6,387+*  $ 6,511    $ 6,383    $  8,517    $   6,880                     N/A             N/A
CLASS Y -- 11/11/98        N/A    $ 9,948    $10,391    $ 11,277    $  11,422                     N/A        (33.25)%

                         ----------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS++
                         ----------------------------------

                             Since           Since
Class and                Inception       Inception
Inception Date              W/load      W/out Load
------------------------ ----------------------------------
CLASS A -- 6/30/00       (36.72)%*        (33.03)%
CLASS B -- 7/11/00       (37.95)%+        (34.93)%
CLASS II -- 7/10/00      (36.13)%+*       (34.89)%
CLASS Y -- 11/11/98           N/A          (0.20)%
                         ----------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

++ Total returns for Class B and Class II shares are aggregate total returns.

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Russell 1000 Value Index which better represents the market in which the Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. The Large-Cap Growth Fund has changed its primary market index from the S&P 500 to the Russell 1000 Growth Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class II and Class Y Shares of the Large-Cap Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, and 10/31/98, respectively.

** The Lipper Large Cap Growth Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II and Class Y shares of the Large-Cap Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, and 10/31/98, respectively.

Financial Highlights

The financial highlights table is intended to help shareholders understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. The independent auditor's report along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. You may obtain the annual reports without charge by calling (800) 438-5789.

                                                                                       Digital Economy Fund(a)
                                                                              ------------------------------------
                                                                                Period        Period        Period
                                                                                Ended         Ended         Ended
                                                                              6/30/01(c)    6/30/01(c)    6/30/01(c)
                                                                               Class A       Class B       Class II
                                                                              ----------    ----------    ----------
Net asset value, beginning of period.........................................  $ 10.00       $ 10.00       $ 10.00
                                                                               -------       -------       -------
Income from investment operations:
Net investment loss..........................................................    (0.10)        (0.15)        (0.15)
Net realized and unrealized loss on investments..............................    (2.11)        (2.12)        (2.10)
                                                                               -------       -------       -------
Total from investment operations.............................................    (2.21)        (2.27)        (2.25)
                                                                               -------       -------       -------
Net asset value, end of period...............................................  $  7.79       $  7.73       $  7.75
                                                                               =======       =======       =======
Total return (b).............................................................   (22.10)%      (22.70)%      (22.50)%
                                                                               =======       =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $ 4,045       $ 7,000       $ 4,985
Ratio of operating expenses to average net assets............................     2.51%(d)      3.26%(d)      3.26%(d)
Ratio of net investment loss to average net assets...........................    (1.57)%(d)    (2.32)%(d)    (2.32)%(d)
Portfolio turnover rate......................................................       71%           71%           71%
Ratio of operating expenses to average net assets without expenses reimbursed     2.51%(d)      3.26%(d)      3.26%(d)

--------------------------------------------------------------------------------
(a)The Munder Digital Economy Fund Class A Shares, Class B Shares and Class II Shares commenced operations on September 18, 2000.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                Digital Economy Fund(a)
                                                                              ----------------------
                                                                                Period        Period
                                                                                Ended         Ended
                                                                              6/30/01(c)    6/30/01(c)
                                                                               Class K       Class Y
                                                                              ----------    ----------
Net asset value, beginning of period.........................................  $ 10.00       $ 10.00
                                                                               -------       -------
Income from investment operations:
Net investment income........................................................    (0.10)        (0.09)
Net realized and unrealized loss on investments..............................    (2.09)        (2.09)
                                                                               -------       -------
Total from investment operations.............................................    (2.19)        (2.18)
                                                                               -------       -------
Net asset value, end of period...............................................  $  7.81       $  7.82
                                                                               =======       =======
Total return(b)..............................................................   (21.90)%      (21.80)%
                                                                               =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).........................................  $     5       $   617
Ratio of operating expenses to average net assets............................     2.55%(d)      2.26%(d)
Ratio of net investment loss to average net assets...........................    (1.61)%(d)    (1.32)%(d)
Portfolio turnover rate......................................................       71%           71%
Ratio of operating expenses to average net assets without expenses reimbursed     2.55%(d)      2.26%(d)

--------------------------------------------------------------------------------
(a)The Munder Digital Economy Fund Class K and Class Y Shares each commenced operations on September 18, 2000.
(b)Total return represents aggregate total return for the period indicated.
(c)Per share numbers have been calculated using the average shares method.
(d)Annualized.

                                                                                     Large-Cap Growth Fund(a)
                                                                              ---------------------------------
                                                                              Period       Period        Period
                                                                               Ended        Ended        Ended
                                                                              6/30/01      6/30/01      6/30/01
                                                                              Class A      Class B      Class II
                                                                              -------      -------      --------
Net asset value, beginning of period......................................... $ 13.88      $ 14.14      $ 14.10
                                                                              -------      -------      -------
Income from investment operations:
Net investment loss..........................................................   (0.09)       (0.09)       (0.10)
Net realized and unrealized gain/(loss) on investments.......................   (4.24)       (4.58)       (4.55)
                                                                              -------      -------      -------
Total from investment operations.............................................   (4.33)       (4.67)       (4.65)
                                                                              -------      -------      -------
Less distributions:
Distributions from net realized gains........................................   (0.50)       (0.50)       (0.50)
Distributions in excess of net realized gains................................   (0.43)       (0.43)       (0.43)
                                                                              -------      -------      -------
Total distributions..........................................................   (0.93)       (0.93)       (0.93)
                                                                              -------      -------      -------
Net asset value, end of period............................................... $  8.62      $  8.54      $  8.52
                                                                              =======      =======      =======
Total return (b).............................................................  (33.11)%     (34.93)%     (34.89)%
                                                                              =======      =======      =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $ 1,274      $ 1,921      $ 2,048
Ratio of operating expenses to average net assets............................    1.46%(c)     2.21%(c)     2.21%(c)
Ratio of net investment loss to average net assets...........................   (0.80)%(c)   (1.55)%(c)   (1.55)%(c)
Portfolio turnover rate......................................................      76%          76%          76%
Ratio of operating expenses to average net assets without expenses reimbursed    1.46%(c)     2.21%(c)     2.21%(c)

--------------------------------------------------------------------------------
(a)The Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund) Class A Shares, Class B Shares and Class II Shares commenced operations on July 3, 2000, July 11, 2000 and July 10, 2000, respectively.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.

                                                                                 Large-Cap Growth Fund (a)
                                                                              ---------------------------
                                                                               Year      Year      Year
                                                                               Ended     Ended     Ended
                                                                              6/30/01   6/30/00   6/30/99
                                                                              Class Y   Class Y   Class Y
                                                                              -------   -------   -------
Net asset value, beginning of period......................................... $ 13.88   $ 12.43   $ 10.00
                                                                              -------   -------   -------
Income from investment operations:
Net investment loss..........................................................   (0.04)    (0.05)    (0.02)
Net realized and unrealized gain/(loss) on investments.......................   (4.31)     2.27      2.47
                                                                              -------   -------   -------
Total from investment operations.............................................   (4.35)     2.22      2.45
                                                                              -------   -------   -------
Less distributions:
Distributions in excess of net investment income.............................      --        --     (0.02)
Distributions from net realized gains........................................   (0.50)       --        --
Distributions in excess of net realized gains................................   (0.43)    (0.77)       --
                                                                              -------   -------   -------
Total distributions..........................................................   (0.93)    (0.77)    (0.02)
                                                                              -------   -------   -------
Net asset value, end of period............................................... $  8.60   $ 13.88   $ 12.43
                                                                              =======   =======   =======
Total return (b).............................................................  (33.25)%   19.71%    24.50%
                                                                              -------   -------   -------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................................... $14,451   $13,247   $13,011
Ratio of operating expenses to average net assets............................    1.21%     1.16%     1.65%(c)
Ratio of net investment loss to average net assets...........................   (0.55)%   (0.40)%   (0.33)%(c)
Portfolio turnover rate......................................................      76%      130%      107%
Ratio of operating expenses to average net assets without expenses reimbursed    1.21%     1.16%     1.65%(c)

--------------------------------------------------------------------------------
(a)The Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund) Class Y Shares commenced operations on November 11, 1998.
(b)Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c)Annualized.

                    HOW TO PURCHASE, SELL AND EXCHANGE SHARES

Purchasing Shares

Who May Purchase Shares

     Class A and Class II shares of the Funds are sold at the net asset value ("NAV") next determined after a purchase order is received in proper form plus any applicable sales charge. Please see "Summary Comparison of Fees and Expenses" for information about sales charges.

     Class B, Class K, and Class Y shares of the Funds are sold at NAV next determined after a purchase order is received in proper form.

     Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations.

     The following persons may purchase Class Y shares of the Funds:

     . fiduciary and discretionary accounts of institutions;

     . institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

     . directors, trustees, officers and employees of the Munder Funds, MCM and the Funds' distributor;

     . MCM's investment advisory clients; and

     . family members of employees of MCM.


     Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

Policies for Purchasing Shares

     Investment minimums. The minimum initial investment for Class A, Class B
     -------------------
and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts ("IRAs"), 403(b), Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. For those investors who use the Automatic Investment Plan ("AIP"), the minimum initial and subsequent investment per Fund is $50. We reserve the right to deduct a $6 quarterly fee for all AIP accounts that cease contributions before reaching the applicable account minimum. Before imposing any such fee we will provide you with 30 days' advance written notice.

     Investment minimums for Class A, Class B and Class II shares do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A shares.

     The minimum initial investment for Class Y shares by fiduciary and discretionary accounts of institutions and by institutional investors is $500,000. Other investors are not subject to any minimum. There is no minimum for subsequent investments.

     There is no minimum initial or subsequent investment for Class K shares. All Class K share purchases are effected through a customer's account at a financial institution. Confirmations of share purchases will be sent to the financial institution involved. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers.

     Accounts below minimums. If your investment in Class A, Class B or Class II
     -----------------------
shares of a Fund does not meet the applicable account minimum, you may increase your balance to that level or that Fund account may be charged a quarterly servicing fee of $6, which includes the cost of any applicable CDSC on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We also reserve the right, upon 30 days' advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below the applicable new minimum.

Timing of orders

     Purchase orders must be received by the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). Purchase orders received after that time will be accepted as of the next business day.

Methods for Purchasing Shares

     You may purchase Class A, Class B and Class II shares:

     . By Broker and/or Financial Advisor. Any broker or financial advisor
       ----------------------------------
       authorized by the Funds' distributor can sell you shares of the Funds. Please note that brokers or financial advisors may charge you fees for their services.

     . By Mail. You may open an account by completing, signing and mailing an
       -------
       account application form and send a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to: The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Be sure to specify on your account application form the class of shares being purchased. If the class is not specified, your purchase will automatically be invested in Class A shares. For additional investments, send a letter identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment such as temporary checks, credit cards or third-party checks.

   . By Wire. To open a new account, you should call the Funds at (800) 438-5789
     -------
     to obtain an account number and complete wire instructions prior to wiring any funds. Within seven days of purchase, you must send a completed account application form containing your certified taxpayer identification number to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. Wire instructions must state the Fund name, share class, your registered name and your account number. Your bank wire should be sent through the Federal Reserve Bank Wire System to:


        Boston Safe Deposit and Trust Company
        Boston, MA
        ABA# 011001234
        DDA# 16-798-3
        Account No.:

     You may make additional investments in Class A, Class B or Class II shares at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

     You may purchase Class A, Class B or Class II shares through the Automatic Investment Plan. You may purchase shares through the Reinstatement Privilege.

     You may purchase Class K shares through selected banks or other financial institutions.

     You may purchase Class Y shares through the Funds' transfer agent, through the Funds' distributor or through arrangements with a broker-dealer, financial advisor or other financial institution. Class Y shares purchased through a broker-dealer, financial advisor or other financial institution should be purchased through procedures established with that institution. Confirmations of share purchases will be sent to the institution. In addition, Class Y shares may be purchased by mail or by wire, in accordance with the instructions above for opening a new account by mail or by wire. You may also purchase Class Y shares through the Automatic Investment Plan.

Exchanging Shares

Policies for Exchanging Shares

         . You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

         . Class B and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

         . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange. If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange. A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

         . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker or calling the Munder Funds at (800) 438-5789.

         . Brokers or financial advisors may charge you a fee for handling exchanges.

         . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Methods for Exchanging Shares

         Exchanges By Telephone. You may give exchange instructions by telephone
         ----------------------
to the Funds at (800) 438-5789. You may not exchange shares by telephone if you hold share certificates. We reserve the right to reject any telephone exchange request and to place restrictions on telephone exchanges.

         Exchanges By Mail.  You may send exchange requests to your broker, to
         ------------------
your financial advisor or you may send them directly to the Funds' transfer agent at The Munder Funds, c/o PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581.

Redeeming Shares

Redemption Price

         We will redeem shares at the NAV next determined after we receive the request in proper form. We will reduce the amount you receive by the amount of any applicable CDSC.

         Please see "How to Purchase, Sell and Exchange Shares -- Distribution Arrangements" below for information about CDSCs.

Policies for Redeeming Shares

         Class A, Class B or Class II shares. For your protection, a medallion
         -----------------------------------
signature guarantee is required for the following shares redemption requests:

     . redemption proceeds greater than $50,000;

     . redemption proceeds not being made payable to the record owner of the account;

     . redemption proceeds not being mailed to the address of record on the account;

     . if the redemption proceeds are being transferred to another Munder Fund account with a different registration;

     . change in ownership or registration of the account; or

     . changes to banking information without a voided check being supplied.


     When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

     Class K and Class Y shares. Shares held by an institution on behalf of its
     --------------------------
customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

     If we receive a redemption order for a Fund before 4:00 p.m. (Eastern time), we will normally wire payment to the redeeming institution on the next business day.

Methods for Redeeming Shares

     Class A, Class B or Class II shares. You may redeem Class A, Class B or
     -----------------------------------
Class II shares of the Funds in several ways:

     . By Mail. You may mail your redemption request to: The Munder Funds, c/o
       -------
       PFPC Inc., P.O. Box 9701, Providence, RI 02940, or by overnight delivery, to The Munder Funds, c/o PFPC Inc., 4400 Computer Drive, Westborough, MA 01581. The redemption request should state the name of the Fund, share class, account number, amount of redemption, account name and where to send the proceeds. All account owners must sign.

     . By Telephone. You can redeem your shares by contacting your broker or
       ------------
       your financial advisor, or by calling the Funds at (800) 438-5789. There is no minimum requirement for telephone redemptions.

     If you are redeeming at least $1,000 of shares and you have authorized expedited redemption on your account application form, simply call the Funds prior to 4:00 p.m. (Eastern time), and request the redemption proceeds be wired to the commercial bank, registered broker-dealer or financial advisor you designated on your account application form. We will send your redemption proceeds to you on the next business day. We reserve the right at any time to change or impose fees for this expedited redemption procedure.

     During periods of unusual economic or market activity, you may experience difficulties or delays in effecting telephone redemptions. In such cases you should consider placing your redemption request by mail.

     You may redeem shares through the Systematic Withdrawal Plan.

     Class K and Class Y shares. You may redeem Class K and Class Y shares of
     --------------------------
the Funds through your bank or other financial institution.

Additional Policies for Purchases, Exchanges and Redemptions

     All Share Classes
     -----------------

     . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

     . The Funds reserve the right to reject any purchase order, including exchanges from other Munder Funds.

     . At any time, the Funds may change any of their purchase, redemption or exchange practices, and may suspend the sale of their shares.

     . The Funds may delay sending redemption proceeds for up to seven days, or longer if permitted by the SEC.

     . We will typically send redemption amounts to you within seven business days after you redeem shares. We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

     . To limit the Funds' expenses, we no longer issue share certificates.

     . A Fund may temporarily stop redeeming shares if:

          . the NYSE is closed;

          . trading on the NYSE is restricted;

          . an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

          . if the SEC orders the Fund to suspend redemptions.

     . If accepted by a Fund, investors may purchase shares of the Fund with securities which the Fund may hold. MCM will determine if the securities are consistent with the Fund's objectives and policies. If accepted, the securities will be valued the same way the Fund values portfolio securities it already owns. Call the Funds at (800) 438-5789 for more information.

     . The Funds reserve the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder may pay transaction costs to dispose of these securities.

     . We record all telephone calls for your protection and take measures to identify the caller. As long as the Funds' transfer agent takes reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the transfer agent will be held responsible for any losses resulting from unauthorized transactions.

     . If you purchased shares directly from the Funds, the Funds' transfer agent will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker or other investment professional, account activity will be detailed in their statements to you.

     . The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable.

       Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

     Class K and Class Y shares
     --------------------------

     . For Class Y shares, we may redeem your account if its value falls below
       $2,500 upon 30 days' advance written notice.

     . With regard to Class K and Class Y shares, financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

Shareholder Privileges

     Automatic Investment Plan ("AIP"). Under the AIP you may arrange for
     ---------------------------------
periodic investments in Class A, Class B, Class II or Class Y shares of a Fund through automatic deductions from a checking or savings account. To enroll in the AIP you should complete the

AIP application form or call the Funds at (800) 438-5789. The minimum pre-authorized investment amount is $50. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

     Reinstatement Privilege. For 60 days after you sell Class A, Class B or
     -----------------------
Class II shares of any Munder Fund, you may reinvest your redemption proceeds in shares of the same class of the SAME Fund at NAV. Any CDSC you paid on the amount you are reinvesting will be credited to your account. You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify the Funds' transfer agent in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

     Systematic Withdrawal Plan ("SWP"). If you have an account value of $2,500
     ----------------------------------
or more in Class A, Class B or Class II shares of a Fund, you may redeem shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in the SWP by completing the SWP application form available through the Funds' transfer agent. To participate in the SWP you must have your dividends automatically reinvested and may not hold share certificates. You may change or cancel the SWP at any time upon notice to the Funds' transfer agent. You should not buy Class A shares (and pay a sales charge) while you participate in the SWP and you must pay any applicable CDSC when you redeem shares.

Distribution Arrangements

Share Class Selection

     The Funds offer Class A, Class B and Class II shares. Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees as described in the section entitled "12b-1 Fees," and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares.

     Class A shares
     --------------
     . Front end sales charge. There are several ways to reduce these sale charges.

     .    Lower annual expenses than Class B and Class II shares.

     Class B shares
     --------------
     . No front end sales charge. All your money goes to work for you right away.

     .    A CDSC on shares you sell within six years of purchase.

     .    Higher annual expenses than Class A shares.

     . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.

     .    CDSC is waived for certain redemptions.

     Class II shares
     ---------------
     .    Front end sales charge.

     .    A CDSC on shares you sell within eighteen months of purchase.

     .    Shares do not convert to another class.

     .    Higher annual expenses than Class A shares.

     Each Fund also issues Class K and Class Y shares, which have different sales charges, expense levels and performance. Please see "How to Purchase, Sell and Exchange Shares -- Purchasing Shares -- Who May Purchase Shares" above for further information on eligible investors of Class K and Class Y shares. Class K shares carry no sales charges, have no conversion feature and have annual expenses similar to those of Class A shares. Class Y shares carry no sales charges, have no conversion feature and have lower annual expenses than other share classes.

Applicable Sales Charge--Class A Shares

     You can purchase Class A shares at NAV plus an initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                             Sales Charge as a Percentage of
                                             -------------------------------
                                                                                  Dealer Reallowance as a
                                               Your                                      Percentage
             Amount of Purchase             Investment       (Net Asset Value)       of Offering Price
             ------------------             ----------       -----------------    ------------------------
Less than $25,000                              5.50%               5.82%                   5.00%
$25,000 but less than $50,000                  5.25%               5.54%                   4.75%
$50,000 but less than $100,000                 4.50%               4.71%                   4.00%
$100,000 but less than $250,000                3.50%               3.63%                   3.25%
$250,000 but less than $500,000                2.50%               2.56%                   2.25%
$500,000 but less than $1,000,000              1.50%               1.52%                   1.25%
$1,000,000 or more                             None*               None*               (see below)**

_________________
* No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.

** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases of $1 million or more.

Sales Charge Waiver--General

We will waive the initial sales charge on Class A shares for the following types of purchasers:

     1.   individuals with an investment account or relationship with MCM;

     2. full-time employees and retired employees of MCM or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

     3. registered broker-dealers or financial advisors that have entered into selling agreements with the distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

     4.   certain qualified employee benefit plans as described below;

     5. individuals who reinvest distributions from a qualified retirement plan managed by MCM;

     6. individuals who reinvest the proceeds of redemptions from Class Y shares of another Munder Fund, within 60 days of redemption;

     7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

     8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients;

     9. employer sponsored retirement plans which are administered by Universal Pensions, Inc. (UPI Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans"; and

     10. employer sponsored 401(k) plans that are administered by Merrill Lynch Group Employee Services (Merrill Lynch Plans) which meet the criteria described below under "Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans."

Sales Charge Waivers--Qualified Employer Sponsored Retirement Plans

     Qualified Sponsored Retirement Plans and UPI Plans. We will waive the
     --------------------------------------------------
initial sales charge on purchases of Class A shares by: (i) employer sponsored retirement plans that are qualified under Section 401(a) or Section 403(b) of the Internal Revenue Code of 1986, as amended (each, a Qualified Employee Benefit Plan) and (1) that invest $1,000,000 or more in Class A shares offered by the Munder Funds, (2) that have at least 75 eligible plan participants or (3) for which certain types of shareholder services are provided to plan participants pursuant to an agreement with the Munder Funds; and (ii) UPI Plans for employees participating in an employer-sponsored or administered retirement program operating under Section 408A of the Internal Revenue Code. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts. These sales charge waivers do not apply to Simplified Employee Pension Plans ("SEPs") or Individual Retirement Accounts ("IRAs"). Sales charge waivers for Merrill Lynch Plans are described below.

       The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases that meet the above criteria.

       Merrill Lynch Plans. We will waive the initial sales charge on purchases
       -------------------
of Class A shares and the CDSC of 1% for certain redemptions within one year of purchase for all investments by Merrill Lynch Plans if:

 (i) the Plan's recordkeeper on a daily valuation basis is Merrill Lynch Group Employee Services ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and a Fund's distributor and in funds advised or managed by MLAM (collectively, the Applicable Investments); or

 (ii) the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

 (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

       The distributor will pay a 1% commission to dealers and other entities (as permitted by Federal and state law) who initiate and are responsible for purchases that meet the above criteria.

       For further information on sales charge waivers, call (800) 438-5789.

Sales Charge Reductions

       You may qualify for reduced sales charges in the following cases:

       Letter of Intent. If you intend to purchase at least $25,000 of Class A
       ----------------
shares of the Funds, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period).

You should inform the Funds' transfer agent that you have a Letter of Intent each time you make an investment.

     You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds' custodian will hold such amount in escrow. The Funds' custodian will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

     Quantity Discounts. You may combine purchases of Class A shares of
     ------------------
non-money market Munder Funds that are made by you, your spouse, your children under age 21 and your IRA when calculating the sales charge. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

     Right of Accumulation. You may add the value of any other Class A shares of
     ---------------------
non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You must notify your broker, your financial advisor or the Funds' transfer agent to qualify.

     Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker prior to purchasing the Funds' shares.

     For further information on sales charge reductions, call (800) 438-5789.

Applicable Sales Charge--Class II Shares

     You can purchase Class II shares at the NAV plus an initial sales charge. The current sales charge rates and commissions paid to selected dealers are as follows:

            Sales Charge as a Percentage of               Dealer Reallowance as
            -------------------------------
       Your Investment          Net Asset Value %            a Percentage of
              %                        %                   the Offering Price %
     ----------------------- ----------------------        --------------------
             1.00                     1.10                         1.00

         You pay a CDSC when you redeem:

     . Class A shares that were bought without paying a front-end sales charge as part of an investment of at least $1 million within one year of buying them;

     .    Class B shares within six years of buying them;

     .    Class II shares within eighteen months of buying them.

     These time periods include the time you held Class B or Class II shares of another Munder Fund which you may have exchanged for Class B or Class II shares of the Fund you are redeeming. The CDSC for Class A shares and Class II shares, if applicable, is 1.00%.

     The CDSC schedule for Class B shares is set forth below. The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

          Year Since
          Purchase                             CDSC %
          --------                             ------
          First                                  5%
          Second                                 4%
          Third                                  3%
          Fourth                                 3%
          Fifth                                  2%
          Sixth                                  1%
          Seventh and thereafter                 0%

     If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

     For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, 500 shares X $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

     At the time of purchase of Class B shares and Class II shares, the Funds' distributor pays sales commissions of 4.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares and Class II shares.

CDSC Waivers

     We will waive the CDSC payable upon redemptions of Class B shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

     . redemptions made within one year after the death of a shareholder or registered joint owner;

     . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     .     involuntary redemptions made by the Fund;

     . redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

     We will waive the CDSC payable upon redemptions of Class B shares which you purchased after December 1, 1998 (or acquired through an exchange of shares of another Munder Fund purchased after December 1, 1998) for:

     . redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

     We will waive the CDSC for Class B shares for all redemptions by Merrill Lynch Plans if:

     (i)   the Plan's recordkeeper on a daily valuation basis is Merrill Lynch;
           or

     (ii) the Plan's recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or

     (iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

12b-1 Fees

     The Funds have adopted a Distribution and Service Plan with respect to their Class A, Class B and Class II shares that allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Class B and Class II shares to finance activities relating to the distribution of its shares.

     Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Service Agents

     With respect to the Class K shares, the Funds' Distribution and Service Plan allows each Fund to pay fees for services provided to shareholders. Under the Distribution and Service Plan, the Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

Other Information

     In addition to paying 12b-1 fees or service fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders. Please note that Comerica Bank, an affiliate of MCM, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

Pricing of Fund Shares

     Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. The NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

     The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.

     If reliable current market values are not readily available for any security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Boards of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Boards of Directors for the Funds to fair value each Fund's securities contemplate that MCM will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. The determinations of the pricing committee will be reviewed by the Boards of Directors of the Funds at the regularly scheduled quarterly meeting of the Boards.

     Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Directors determine that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

     Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If MCM believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Boards of Directors. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

Distributions

     As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

     Both the Digital Economy Fund and the Large-Cap Growth Fund pay dividends, if any, at least annually and distribute their net realized capital gains, if any, at least annually. Each Fund will pay distributions in additional shares of the same class of that Fund.

     It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You will treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You will treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

Federal Tax Consequences

     Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information, which is available to you upon request. You should consult your tax advisor about your own particular tax situation.

     Taxes on Distributions. You will generally have to pay federal income tax
     ----------------------
on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income, generally will not be required to pay any tax on distributions.

     Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

     Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

     Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

     Taxes on Sales or Exchanges. If you sell shares of a Fund or exchange them
     ---------------------------
for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.

     Other Considerations. If you buy shares of a Fund just before the Fund
     --------------------
makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution. If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

            INFORMATION ABOUT MANAGEMENT OF THE DIGITAL ECONOMY FUND
                          AND THE LARGE-CAP GROWTH FUND

Investment Adviser

     The current investment adviser of both the Digital Economy Fund and the Large-Cap Growth Fund is Munder Capital Management ("MCM"). MCM is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009. MCM provides advisory services to both Funds. MCM is responsible for the management of each Fund's portfolio, including decisions regarding purchases and sales of portfolio securities. MCM is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.


     As of December 31, 2001, MCM and its then wholly-owned subsidiary managed over $35.3 billion of assets for various institutional clients, including investment companies, pension and profit sharing funds, foundations and insurance companies, as well as for high net worth individuals. Of this amount, approximately $19.8 billion was invested in equity securities.

     The Digital Economy Fund pays MCM a monthly advisory fee computed at an annual rate of 0.75% of the Digital Economy Fund's average daily net assets. The Large-Cap Growth Fund pays the Adviser a monthly advisory fee computed at an annual rate of 0.75% of the Large-Cap Growth Fund's average daily net assets.

Portfolio Managers

     The team of professional portfolio managers employed by MCM to make investment decisions for the Large-Cap Growth Fund also comprises a portion of the team employed by MCM to make investment decisions for the Digital Economy Fund.

                        ADDITIONAL INFORMATION ABOUT THE
               DIGItAL ECONOMY FUND AND THE LARGE-CAP GROWTH FUND

     Information about the Digital Economy Fund and the Large-Cap Growth Fund is included in (i) the current Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class A, Class B and Class II shares) dated October 31, 2001, as supplemented on November 15, 2001 and January 24, 2002; (ii) the Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class K shares) dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 and January 24, 2002; (iii) the Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class Y shares) dated October 31, 2001, as supplemented on November 15, 2001, December 21, 2001 and January 24, 2002; and
(iv) the Statement of Additional Information for the Digital Economy Fund and the Large-Cap Growth Fund, dated October 31, 2001, as supplemented on
January 24, 2002, each of which have been filed with the SEC. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by writing or calling the Digital Economy Fund or the Large-Cap Growth Fund at the address or toll-free number listed on the cover page of this Proxy Statement/Prospectus.

     Both the Digital Economy Fund and the Large-Cap Growth Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Digital Economy Fund and the Large-Cap Growth Fund on or about January 25, 2002. Only shareholders of record as of the close of business on the Record Date, January 15, 2002, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Company at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

     Proxies are solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers or employees of MCM and its affiliates or by proxy soliciting firms retained by MCM. MCM has retained Proxy Advantage to provide proxy solicitation services in connection with the Meeting at an estimated cost of $12,000. The cost of the solicitation will be borne by MCM.

Quorum

     The holders of one-third of the shares of each Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting with respect to that Fund.

Vote Required

     Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the each Fund, with all classes voting together and not by class. Shareholders of each Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker "Non-Votes"

     For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker "non-votes" will have the effect of a vote against the Reorganization Agreement.

Adjournments

     In the event that sufficient votes to approve the Reorganization are not received to approve the proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of each of the Funds.

Share Information

     The chart below lists the number of shares of each class of the Digital Economy Fund and the Large-Cap Growth Fund that were outstanding as of the close of business on the Record Date:

                        Shares Outstanding on Record Date

       -------------------------------------------------------------------
          Class           Digital Economy Fund     Large-Cap Growth Fund
          -----           --------------------     ---------------------
       -------------------------------------------------------------------
        Class A               446,715.061                137,894.968
       -------------------------------------------------------------------
        Class B               743,941.781                280,447.636
       -------------------------------------------------------------------
        Class II              483,210.800                795,802.717
       -------------------------------------------------------------------
        Class K                   686.871                    ---
       -------------------------------------------------------------------
        Class Y                75,755.660              1,748,946.529
       -------------------------------------------------------------------


     On January 15, 2002, to the knowledge of the Company, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Funds:


--------------------------------------------------------------------------------------------------
                        Name and Address                              Type of      Percentage of
     Name of Fund          of Owner                                  Ownership         Fund
--------------------------------------------------------------------------------------------------

Digital Economy Fund    Merrill Lynch Pierce Fenner & Smith            Record          13.3%
                        For the Sole Benefit of its Customers
                        Attn: Fund Administration
                        4800 Deer Lake Dr. E.
                        2nd Floor
                        Jacksonville, FL 32246

--------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                        Name and Address                                 Type of      Percentage of
     Name of Fund          of Owner                                     Ownership         Fund
-------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund   Calhoun & Co. c/o Comerica Bank                   Record           5.3%
                        Attn: Mutual Fund Administration Unit MC3446
                        P.O. Box 75000
                        Detroit, Michigan 48275

-------------------------------------------------------------------------------------------------------

                        Merrill Lynch Pierce Fenner & Smith              Record            6.0%
                        For the Sole Benefit of its Customers
                        Attn: Fund Administration
                        4800 Deer Lake Dr. E.
                        2nd Floor
                        Jacksonville, FL 32246

-------------------------------------------------------------------------------------------------------

                        Munder Fund of Funds                             Beneficial       46.5%
                        Attn: Dawn McKendrick
                        Munder Capital Management
                        480 Pierce Street
                        Birmingham, Michigan 48009

-------------------------------------------------------------------------------------------------------



     The Company has been advised by Comerica Bank and Munder Fund of Funds, an affiliate of MCM, that it intends to vote the shares of the Large-Cap Growth Fund over which it has voting power FOR and AGAINST each proposal at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST that proposal by other shareholders of the Large-Cap Growth Fund. Comerica Bank's economic interest in such shares, which are primarily held for the benefit of its customers, is less than 1%.

     As of the Record Date, the officers and Directors of the Company beneficially owned as a group less than 1% of the outstanding shares of the Digital Economy Fund. As of the Record Date, the officers and Directors of the Company beneficially owned as a group less than 1% of the outstanding shares of the Large-Cap Growth Fund.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the Large-Cap Growth Fund will be passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

     THE DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE DIGITAL ECONOMY FUND TO THE LARGE-CAP GROWTH FUND, THE TERMINATION OF THE DIGITAL ECONOMY FUND AND THE DISTRIBUTION OF SHARES OF THE LARGE-CAP GROWTH FUND TO SHAREHOLDERS OF THE DIGITAL ECONOMY FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

                                    Exhibit A

                             THE MUNDER FUNDS, INC.

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                  --------------------------------------------

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 13/th/ day of November, 2001, by The Munder Funds, Inc., a Maryland corporation ("Company"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Large-Cap Growth Fund, formerly the Munder Focus Growth Fund, a separate series of the Company ("Acquiring Fund"), and the Munder Digital Economy Fund, another separate series of the Company ("Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class II, Class K and Class Y shares of common stock ($0.01 par value per share) of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of both the Acquired Fund shareholders and the Acquiring Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B, Class II, Class K and Class Y, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be so credited to Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the

Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A, Class B, Class II, Class K and Class Y shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Company's Board of Directors.

         2.2 The net asset value of a Class A, Class B, Class II, Class K and Class Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

         2.3 The number of the Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class II, Class K and Class Y of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by State Street Bank and Trust Company, in its capacity as administrator for the Company and shall be subject to confirmation by the Company's independent accountants.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be March 22, 2002, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement

("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

         3.2 The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund since the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

         3.3 The Company shall direct PFPC, Inc., in its capacity as transfer agent for the Company ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class II, Class K and Class Y shares owned by each such shareholder immediately prior to the Closing.

         The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Company, on behalf of the Acquired Fund, represents and warrants as follows:

               (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

               (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and such as may be required by state securities laws;

               (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

               (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or
(ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2001 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since June 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of both the shareholders of the Acquired Fund and the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

         (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

   4.2 The Company, on behalf of the Acquiring Fund, represents and warrants as follows:

        (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company's Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (e) On the Closing Date, the Company, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

        (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

        (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Company, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2001 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since June 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and, subject to the approval of both the shareholders of the Acquired Fund and the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

          (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Company will call a meeting of the shareholders of the Acquired Fund and a meeting of shareholders of the Acquiring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares received at the Closing.

     5.6. The Acquired Fund and the Acquiring Fund will cause the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund and a meeting of shareholders of the Acquiring Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8 The Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of both the Acquired Fund and the Acquiring Fund in accordance with the provisions of the Charter, the Company's By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund and the Acquired Fund, respectively. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1. The Company, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Company, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1. The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The expenses relating to the proposed Reorganization will be borne solely by Munder Capital Management and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION


     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meetings of the shareholders of the Acquired Fund and the Acquiring Fund called by the Company pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class II, Class K and Class Y Acquiring Fund Shares to be issued to the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Company, 480 Pierce Street, Birmingham, Michigan 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jane A. Kanter.

15.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                          THE MUNDER FUNDS, INC., on behalf of
                                          its MUNDER DIGITAL ECONOMY FUND



                                          By: ________________________________


                                          Title:______________________________





                                          THE MUNDER FUNDS, INC., on behalf of
                                          its MUNDER LARGE-CAP GROWTH  FUND


                                          By: ________________________________


                                          Title:______________________________

                                     PART B

                             THE MUNDER FUNDS, INC.

                           Munder Digital Economy Fund
                          Munder Large-Cap Growth Fund

________________________________________________________________________________

                       Statement of Additional Information

                                January 25, 2002

________________________________________________________________________________

Acquisition of the Assets and Liabilities       By and in Exchange for Shares of
of Munder Digital Economy Fund                  Munder Large-Cap Growth Fund
("Digital Economy Fund")                        ("Large-Cap Growth Fund")
(a series of The Munder Funds, Inc.)            (a series of The Munder Funds, Inc.)
480 Pierce Street, Birmingham, MI 48009         480 Pierce Street, Birmingham, MI 48009

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 25, 2002, relating specifically to the proposed transfer of all of the assets of the Digital Economy Fund to the Large-Cap Growth Fund and the assumption of all the liabilities of the Digital Economy Fund in exchange for shares of the Large-Cap Growth Fund having an aggregate value equal to those of the Digital Economy Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to The Munder Funds, Inc., 480 Pierce Street, Birmingham, MI 48009 or call (248) 647-9201. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:


     (1) (i) the current Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class A, Class B and Class II shares) dated October 31, 2001 (previously filed on EDGAR, Accession No:
          0000940180-01-500497), as supplemented on November 15, 2001
          (previously filed on EDGAR, Accession No: 0000940180-01-500667) and January 24, 2002 (previously filed on EDGAR, Accession No: ___); (ii) the Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class K shares) dated October 31, 2001 (previously filed on EDGAR, Accession No: 0000940180-01-500497), as supplemented on November 15, 2001 (previously filed on EDGAR, Accession No:
          0000940180-01-500667), December 21, 2001 (previously filed on EDGAR,
          Accession No: 00940180-01-500739) and January , 2002 (previously filed on EDGAR, Accession No: ); and (iii) the Prospectus for the Digital Economy Fund and the Large-Cap Growth Fund (Class Y shares) dated October 31, 2001 (previously filed on EDGAR, Accession No:
          0000940180-01-500497), as
          supplemented on November 15, 2001 (previously filed on EDGAR, Accession No: 0000940180-01-500667), December 21, 2001 (previously filed on EDGAR, Accession No: 00940180-01-500739) and January 24, 2002 (previously filed on EDGAR, Accession No: ___);

     (2) The Statement of Additional Information of The Munder Funds, Inc. dated October 31, 2001 (previously filed on EDGAR, Accession No:
          0000940180-01-500497), as supplemented on January 24, 2002
          (previously filed on EDGAR, Accession No: ___);

     (3) Annual Report to Shareholders of The Munder Funds, Inc. (Class A, Class B, Class C, Class II and Class Y) for the fiscal year ended June 30, 2001 (previously filed on EDGAR, Accession No:
          0000950124-01-503080);

     (4) Annual Report to Shareholders of The Munder Funds, Inc. (Class K) for the fiscal year ended June 30, 2001 (previously filed on EDGAR, Accession No.: 0000950124-01-503080); and

     (5) Pro forma financial statements of the Digital Economy Fund and the Large-Cap Growth Fund giving effect to the proposed Reorganization described in the Proxy Statement/Prospectus as of June 30, 2001.

                         Pro Forma Financial Statements

     Shown below are unaudited pro forma financial statements for the combined Large-Cap Growth Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated January 25, 2002, had been consummated as of June 30, 2001. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund, with certain adjustments to reflect subsequent events that have had an impact on the level of the fees and expenses of the Funds since June 30, 2001, including a new fee arrangement with the Funds' transfer agent.

     Additional information regarding the performance of the Funds is contained in "Management's Discussion of Fund Performance and Financial Highlights" in this Proxy Statement/Prospectus.

     The first table presents pro forma Statements of Assets and Liabilities for the combined Large-Cap Growth Fund. The second table presents pro forma Statements of Operations for the combined Large-Cap Growth Fund. The third table presents a pro forma Portfolio of Investments for the combined Large-Cap Growth Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
             Pro Forma Combining Statement of Assets and Liabilities
                                  June 30, 2001
                                   (Unaudited)

                                                                Munder            Munder                        Pro Forma
                                                           Large-Cap Growth   Digital Economy                   Combined
                                                                 Fund              Fund         Adjustments     (Note 1)
                                                           ----------------   ---------------   ------------   -----------
ASSETS
  Investments in securities:
    At cost                                                   $20,812,121       $17,310,324     $      -       $38,122,445
                                                              ===========       ===========     ========       ===========
    At value                                                  $19,559,367       $16,413,293     $      -       $35,972,660
  Cash                                                             24,105            94,906            -           119,011
  Dividends receivable                                              6,544             8,142            -            14,686
  Receivable for investment securities sold                        41,108            74,833            -           115,941
  Receivable for fund shares sold                                  83,526           137,906            -           221,432
  Prepaid expenses and other assets                                21,629            22,616            -            44,245
                                                              -----------       -----------     --------       -----------
      TOTAL ASSETS                                             19,736,279        16,751,696            -        36,487,975
                                                              -----------       -----------     --------       -----------
LIABILITIES
  Payable for fund shares redeemed                                 13,313            46,751            -            60,064
  Investment advisory fee payable                                  12,648            10,329            -            22,977
  Administration fee payable                                        1,688             1,360            -             3,048
  Distribution fees payable                                         3,703            10,718            -            14,421
  Transfer agent fee payable                                        3,573             5,555            -             9,128
  Custodian fees payable                                            4,796            11,747            -            16,543
  Accrued Trustees'/Directors' fees and expenses                      153               131            -               284
  Accrued expenses and other payables                               2,327            12,761            -            15,088
                                                              -----------       -----------     --------       -----------
      TOTAL LIABILITIES                                            42,201            99,352            -           141,553
                                                              -----------       -----------     --------       -----------
      NET ASSETS                                              $19,694,078       $16,652,344     $      -       $36,346,422
                                                              ===========       ===========     ========       ===========
NET ASSETS CONSIST OF:
  Accumulated net realized loss on investment securities      $(3,396,485)      $(1,547,975)    $      -       $(4,944,460)
  Net unrealized depreciation of investments                   (1,252,754)         (897,031)           -        (2,149,785)
  Par value                                                         2,293             2,146            -             4,439
  Paid-in capital in excess of par value                       24,341,024        19,095,204            -        43,436,228
                                                              -----------       -----------     --------       -----------
      TOTAL NET ASSETS:                                       $19,694,078       $16,652,344     $      -       $36,346,422
                                                              ===========       ===========     ========       ===========
  Class A:
    Net assets                                                $ 1,274,186       $ 4,045,299     $      -       $ 5,319,485
    Shares outstanding                                            147,854           518,990      (49,972)(a)       616,872
    Net asset value per Class A share                         $      8.62       $      7.79     $      -       $      8.62
    Maximum offering price per Class A share                  $      9.12       $      8.24     $      -       $      9.12
  Class B:
    Net assets                                                $ 1,920,819       $ 6,999,528     $      -       $ 8,920,347
    Shares outstanding                                            224,928           904,923      (85,830)(a)     1,044,021
    Net asset value per Class B share                         $      8.54       $      7.73     $      -       $      8.54
  Class II:
    Net assets                                                $ 2,047,875       $ 4,985,452     $      -       $ 7,033,327
    Shares outstanding                                            240,343           642,909      (58,103)(a)       825,149
    Net asset value per Class II share                        $      8.52       $      7.75     $      -       $      8.52
    Maximum offering price per Class II share                 $      8.61       $      7.83     $      -       $      8.61
  Class K:
    Net assets                                                $         -       $     5,364     $      -       $     5,364
    Shares outstanding                                                  -               687          (65)(a)           622
    Net asset value per Class K share                         $         -       $      7.81     $      -       $      8.62
  Class Y:
    Net assets                                                $14,451,198       $   616,701     $      -       $15,067,899
    Shares outstanding                                          1,679,701            78,898       (7,156)(a)     1,751,443
    Net asset value per Class Y share                         $      8.60       $      7.82     $      -       $      8.60

(a) Adjustment to reflect the issuance of Munder Large-Cap Growth Fund shares in exchange for shares of Munder Digital Economy Fund in connection with the proposed reorganization.


                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                  Pro Forma Combining Statement of Operations
                       For the Period Ended June 30, 2001
                                  (Unaudited)

                                                   Munder           Munder                        Pro Forma
                                              Large-Cap Growth  Digital Economy                   Combined
                                                    Fund             Fund (a)    Adjustments       (Note 1)
                                              ----------------  ---------------  -----------      ---------
INVESTMENT INCOME
  Interest                                      $    38,779      $     29,660     $       -      $     68,43
  Dividends (net of withholding tax
  of $195 and $608, respectively)                    78,922            50,047             -          128,969
                                                -----------      ------------     ---------      -----------
   TOTAL INVESTMENT INCOME                          117,701            79,707             -          197,408
                                                -----------      ------------     ---------      -----------
EXPENSES
 Investment advisory fee                            133,242             63,687            -          196,929
 Service and distribution fee - Class A               4,420              5,912            -           10,332
 Service and distribution fee - Class B              13,478             32,140            -           45,618
 Service and distribution fee - Class II             15,017             24,782            -           39,799
 Service fee - Class K                                    -                  4            -                4
 Administration fee                                  17,239              8,239            -           25,478
 Transfer agentfee                                    8,512             30,706      (23,003)(b)       16,215
 Custodian fees                                      15,143             40,618      (30,617)(c)       25,144
 Professional fees                                    1,443                505          (42)(d)        1,906
 Trustees'/Directors' fees and expenses                 580                251            -              831
 Registration and filing fees                        38,014             32,368      (31,014)(d)       39,368
 Miscellaneous expenses                                 345             15,029            -           15,374
                                                -----------       ------------    ---------      -----------
   TOTAL EXPENSES                                   247,433            254,241      (84,676)         416,998
                                                -----------       ------------    ---------      -----------
NET OPERATING INCOME (LOSS)                        (129,732)          (174,534)      84,676         (219,590)
                                                -----------       ------------    ---------      -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
  Net realized losses from security transactions (2,749,338)        (1,547,975)           -       (4,297,313)
  Net change in unrealized
  appreciation/depreciation of investments       (3,990,150)          (897,031)           -       (4,887,181)
    NET REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS                              (6,739,488)        (2,445,006)           -       (9,184,494)
                                                -----------       ------------    ---------      -----------
NET INCREASE/(DECREASE)IN NET ASSETS
 RESULTING FROM OPERATIONS                      $(6,869,220)       $(2,619,540)   $  84,676      $(9,404,084)
                                                ===========        ===========    =========      ===========

(a)  Munder Digital Economy Fund commenced operations on September 18, 2000.

(b) Adjustment to reflect the Munder Digital Economy Fund's transfer agent expense under the contractual agreement in effect on June 30, 2001 of the Munder Large-Cap Growth Fund.

(c) Adjustment to eliminate abnormally high custody charges incurred during the start-up phase of the Munder Digital Economy Fund. These costs were incurred as the Fund seeked to maintain targeted portfolio weightings in a low net asset, small cash inflow environment. The frequent purchase of securities in small lots caused custody fees to be higher than they would have been in a seasoned fund. The adjustment reflects the custody fee of the Munder Digital Economy Fund operating in a net asset and cash flow environment of a seasoned fund.

(d) Reductions reflect elimination of duplicate charges when the two funds become one.


                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

 Munder       Munder      Pro                                                                   Munder       Munder         Pro
Large-Cap    Digital     Forma                                                                Large-Cap     Digital        Forma
 Growth      Economy    Combined                                                                Growth      Economy       Combined
  Fund        Fund      (Note 1)                         Description                             Fund         Fund        (Note 1)
---------    -------    --------    -----------------------------------------------------    ----------    ----------    ----------
                                    COMMON STOCKS - 99.0%++
                                    Banks -- 1.2%
    -         4,300       4,300         Bank of New York Company, Inc.                       $    -          $206,400    $  206,400
    -         5,985       5,985         FleetBoston Financial Corporation                         -           236,108       236,108
                                                                                             ----------    ----------    ----------
                                                                                                  -           442,508       442,508
                                                                                             ----------    ----------    ----------
                                    Beverages -- 1.9%
  8,925       8,200      17,125         Anheuser-Busch Companies, Inc.                          367,710       337,840       705,550
                                                                                             ----------    ----------    ----------
                                    Biotechnology -- 3.2%
  6,300       5,865      12,165         Amgen, Inc. +                                           382,284       355,888       738,172
    -         2,535       2,535         Genetech, Inc. +                                          -           139,679       139,679
  3,500       2,795       6,295         MedImmune, Inc. +                                       165,200       131,924       297,124
                                                                                             ----------    ----------    ----------
                                                                                                547,484       627,491     1,174,975
                                                                                             ----------    ----------    ----------
                                    Chemicals -- 0.5%
    -         4,150       4,150         Mineral Technologies, Inc.                                -           178,118       178,118
                                                                                             ----------    ----------    ----------
                                    Commercial Services & Supplies -- 2.9%
  7,550         -         7,550         Automatic Data Processing, Inc.                         375,235         -           375,235
  2,200         -         2,200         Concord EFS, Inc. +                                     114,422         -           114,422
    -         4,250       4,250         DeVry, Inc. +                                             -           153,510       153,510
    -         3,375       3,375         Fiserv, Inc. +                                            -           215,932       215,932
    -         4,400       4,400         The Shaw Group, Inc. +                                    -           176,440       176,440
                                                                                             ----------    ----------    ----------
                                                                                                489,657       545,882     1,035,539
                                                                                             ----------    ----------    ----------
                                    Communication Equipment -- 4.6%
  3,300         -         3,300         CIENA Corporation +                                     125,400         -           125,400
 20,975       7,655      28,630         Cisco Systems, Inc. +                                   381,745       139,321       521,066
  3,475       2,590       6,065         Comverse Technology, Inc. +                             198,422       147,889       346,311
     25         -            25         Juniper Networks, Inc.  +                                   778         -               778
     -        5,050       5,050         Nokia Oyj                                                 -           111,302       111,302
  4,850         -         4,850         QUALCOMM, Inc. +                                        283,628         -           283,628
 11,900         -        11,900         Sonus Networks, Inc. +                                  277,984         -           277,984
                                                                                             ----------    ----------    ----------
                                                                                              1,267,957       398,512     1,666,469
                                                                                             ----------    ----------    ----------

                  See Notes to Pro Forma Financial Statements

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

 Munder       Munder      Pro                                                                   Munder       Munder         Pro
Large-Cap    Digital     Forma                                                                Large-Cap     Digital        Forma
 Growth      Economy    Combined                                                                Growth      Economy       Combined
  Fund        Fund      (Note 1)                         Description                             Fund         Fund        (Note 1)
---------    -------    --------    -----------------------------------------------------    ----------    ----------    ----------
                                    COMMON STOCKS -- (Continued)++

                                    Computers & Peripherals -- 5.4%
 11,975       5,985      17,960         EMC Corporation                                      $  347,874    $  173,864    $  521,738
  7,750       3,600      11,350         International Business Machines Corporation             875,750       406,800     1,282,550
    -         4,950       4,950         NYFIX, Inc. +                                               -         158,153       158,153
                                                                                             ----------    ----------    ----------
                                                                                              1,223,624       738,817     1,962,441
                                                                                             ----------    ----------    ----------
                                    Diversified Financials -- 7.4%
  6,541      13,830      20,371         Citigroup, Inc.                                         345,626       730,777     1,076,403
  6,750       6,555      13,305         Freddie Mac                                             472,500       458,850       931,350
    -         9,100       9,100         Instinet Group, Inc. +                                      -         169,624       169,624
    -         3,245       3,245         Lehman Brothers Holdings, Inc.                              -         252,299       252,299
    -         4,180       4,180         Providian, LLC                                              -         247,456       247,456
                                                                                             ----------    ----------    ----------
                                                                                                818,126     1,859,006     2,677,132
                                                                                             ----------    ----------    ----------
                                    Diversified Telecommunication Services -- 1.7%
  7,208         -         7,208         Deutsche Telekom AG                                     161,820           -         161,820
    -         9,375       9,375         Qwest Communications International, Inc.                    -         298,781       298,781
    -         4,400       4,400         Time Warner Telecom, Inc. +                                 -         147,488       147,488
                                                                                             ----------    ----------    ----------
                                                                                                161,820       446,269       608,089
                                                                                             ----------    ----------    ----------
                                    Electric Utilities -- 0.5%
    -         7,075       7,075         Reliant Resources, Inc. +                                   -         174,752       174,752
                                                                                             ----------    ----------    ----------
                                    Electronic Equipment & Instruments -- 1.1%
    -        13,275      13,275         Active Power, Inc. +                                        -         221,427       221,427
    -         7,025       7,025         Symyx Technologies, Inc. +                                  -         169,935       169,935
                                                                                             ----------    ----------    ----------
                                                                                                    -         391,362       391,362
                                                                                             ----------    ----------    ----------
                                    Energy Equipment & Services -- 1.5%
  3,150       5,775       8,925         Hanover Compressor Company +                            104,234       191,095       295,329
    -         4,170       4,170         Smith International, Inc. +                                 -         249,783       249,783
                                                                                             ----------    ----------    ----------
                                                                                                104,234       440,878       545,112
                                                                                             ----------    ----------    ----------
                                    Food & Drug Retailing -- 2.5%
    -         7,040       7,040         Safeway, Inc. +                                             -         337,920       337,920
  8,850      12,070      20,920         SYSCO Corporation                                       240,278       327,700       567,978
                                                                                             ----------    ----------    ----------
                                                                                                240,278       665,620       905,898
                                                                                             ----------    ----------    ----------

                   See Notes to Pro Forma Financial Statements

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)



      Munder     Munder     Pro                                                         Munder         Munder          Pro
    Large-Cap   Digital    Forma                                                       Large-Cap       Digital        Forma
     Growth     Economy   Combined                                                      Growth         Economy      Combined
      Fund        Fund    (Note 1)                      Description                      Fund           Fund        (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- (Continued) ++
                                        Food Products -- 1.1%
      4,325         --      4,325            Quaker Oats Company                       $  394,656     $       --    $  394,656
                                        Gas Utilities -- 0.7%
         --      4,850      4,850            El Paso Corporation                               --        254,819       254,819
                                                                                       ----------     ----------    ----------
                                        Health Care Equipment & Supplies -- 1.4%
      5,450      4,650     10,100            Baxter International, Inc.                   267,050        227,850       494,900
                                                                                       ----------     ----------    ----------
                                        Health Care Providers & Services -- 3.4%
      3,800      3,220      7,020            Cardinal Health, Inc.                        262,200        222,180       484,380
      1,525      2,640      4,165            CIGNA Corporation                            146,125        252,965       399,090
     17,150         --     17,150            Health Management Associates, Inc. +         360,836             --       360,836
                                                                                       ----------     ----------    ----------
                                                                                          769,161        475,145     1,244,306
                                                                                       ----------     ----------    ----------
                                        Hotels, Restaurants & Leisure -- 0.8%
      7,600         --      7,600            Brinker International, Inc. +                196,460             --       196,460
      3,700         --      3,700            Darden Restaurants, Inc.                     103,230             --       103,230
                                                                                       ----------     ----------    ----------
                                                                                          299,690             --       299,690
                                                                                       ----------     ----------    ----------
                                        Industrial Conglomerates -- 8.5%
     31,225     15,270     46,495            General Electric Company                   1,522,219        744,412     2,266,631
      8,050      7,245     15,295            Tyco International Ltd.                      438,725        394,853       833,578
                                                                                       ----------     ----------    ----------
                                                                                        1,960,944      1,139,265     3,100,209
                                                                                       ----------     ----------    ----------
                                        Insurance -- 2.8%
         --      5,350      5,350            ACE Ltd., ADR                                     --        209,131       209,131
      3,950      5,540      9,490            American International Group, Inc.           339,700        476,440       816,140
                                                                                       ----------     ----------    ----------
                                                                                          339,700        685,571     1,025,271
                                                                                       ----------     ----------    ----------
                                        Internet Software & Services -- 2.0%
      6,450      3,500      9,950            Check Point Software Technologies Ltd. +     326,177        176,995       503,172
      3,725         --      3,725            VeriSign, Inc. +                             223,537             --       223,537
                                                                                       ----------     ----------    ----------
                                                                                          549,714        176,995       726,709
                                                                                       ----------     ----------    ----------
                                        Machinery -- 0.3%
         --      4,325      4,325            Global Power Equipment Group, Inc. +              --        126,723       126,723
                                                                                       ----------     ----------    ----------

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)



    Munder        Munder     Pro                                                            Munder      Munder          Pro
  Large-Cap      Digital    Forma                                                          Large-Cap    Digital        Forma
   Growth        Economy   Combined                                                         Growth      Economy      Combined
    Fund          Fund     (Note 1)                     Description                          Fund        Fund        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

                                       COMMON STOCKS -- (Continued) ++
                                       Media -- 6.9%
  12,200          4,625     16,825          AOL Time Warner, Inc. +                       $  646,600   $  245,125   $  891,725
   9,875          9,400     19,275          Comcast Corporation, Class A (non-voting) +      428,575      407,960      836,535
      --          3,325      3,325          Gemstar-TV Guide International, Inc. +                --      141,645      141,645
   5,750             --      5,750          Interpublic Group of Companies, Inc.             168,762           --      168,762
      --          3,945      3,945          Omnicom, Inc.                                         --      339,270      339,270
      --          1,905      1,905          TMP Worldwide, Inc. +                                 --      114,300      114,300
                                                                                          ----------   ----------   ----------
                                                                                           1,243,937    1,248,300    2,492,237
                                                                                          ----------   ----------   ----------
                                       Metals & Mining -- 0.3%
      --          3,050      3,050          Peabody Energy Corporation +                          --       99,888       99,888
                                                                                          ----------   ----------   ----------

                                       Multiline Retail -- 3.4%
  11,300             --     11,300          Family Dollar Stores, Inc.                       289,619           --      289,619
  10,775          8,825     19,600          Wal-Mart Stores, Inc.                            525,820      430,660      956,480
                                                                                          ----------   ----------   ----------
                                                                                             815,439      430,660    1,246,099
                                                                                          ----------   ----------   ----------
                                       Multi-Utilities -- 2.8%
      --          5,040      5,040          Aquila, Inc. +                                        --      124,236      124,236
   4,400          6,780     11,180          Dynegy, Inc., Class A                            204,600      315,270      519,870
   3,200          4,610      7,810          Enron Corporation                                156,800      225,890      382,690
                                                                                          ----------   ----------   ----------
                                                                                             361,400      665,396    1,026,796
                                                                                          ----------   ----------   ----------
                                       Oil & Gas -- 1.5%
   3,375             --      3,375          Exxon Mobil Corporation                          294,806           --      294,806
      --          4,110      4,110          Royal Dutch Petroleum Company, GDR                    --      239,490      239,490
                                                                                          ----------   ----------   ----------
                                                                                             294,806      239,490      534,296
                                                                                          ----------   ----------   ----------
                                       Pharmaceuticals -- 10.1%
   9,200          4,775     13,975          American Home Products Corporation               537,648      279,051      816,699
   7,750             --      7,750          Johnson & Johnson                                387,500           --      387,500
   2,700             --      2,700          King Pharmaceuticals, Inc. +                     145,125           --      145,125
   6,925          6,525     13,450          Merck & Company, Inc.                            442,577      417,013      859,590
  21,600             --     21,600          Pfizer, Inc.                                     865,080           --      865,080
  10,600          5,975     16,575          Schering-Plough Corporation                      384,144      216,534      600,678
                                                                                          ----------   ----------   ----------
                                                                                           2,762,074      912,598    3,674,672
                                                                                          ----------   ----------   ----------

                  See Notes to Pro Forma Financial Statements.

                            The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)


    Munder        Munder     Pro                                                            Munder       Munder         Pro
  Large-Cap      Digital    Forma                                                          Large-Cap     Digital       Forma
   Growth        Economy   Combined                                                         Growth       Economy      Combined
    Fund          Fund     (Note 1)                     Description                          Fund         Fund        (Note 1)
--------------------------------------------------------------------------------------------------------------------------------
                                         COMMON STOCKS -- (Continued) ++

                                         Semiconductor Equipment & Products -- 4.2%
    3,050             --     3,050            Analog Devices, Inc. +                      $   131,912  $        --   $   131,912
   12,100          5,860    17,960            Intel Corporation                               353,925      171,405       525,330
    7,300          7,300    14,600            Micron Technology, Inc. +                       300,030      300,030       600,060
    8,200             --     8,200            Texas Instruments, Inc.                         258,300           --       258,300
                                                                                          -----------  -----------   -----------
                                                                                            1,044,167      471,435     1,515,602
                                                                                          -----------  -----------   -----------
                                         Software -- 12.1%
    7,100             --     7,100            Amdocs Ltd. +                                   382,335           --       382,335
    3,025          2,525     5,550            Internet Security Systems, Inc. +               146,894      122,614       269,508
    8,750          3,500    12,250            Micromuse, Inc. +                               244,913       97,965       342,878
   18,800         10,895    29,695            Microsoft Corporation +                       1,372,400      795,335     2,167,735
   24,200          8,830    33,030            Oracle Systems Corporation +                    459,800      167,770       627,570
    5,825          3,325     9,150            VERITAS Software Corporation +                  387,537      221,212       608,749
                                                                                          -----------  -----------   -----------
                                                                                            2,993,879    1,404,896     4,398,775
                                                                                          -----------  -----------   -----------
                                         Specialty Retail -- 1.3%
       --          5,450     5,450            Bed Bath & Beyond, Inc. +                            --      170,040       170,040
    2,800          4,075     6,875            Home Depot, Inc.                                130,340      189,691       320,031
                                                                                          -----------  -----------   -----------
                                                                                              130,340      359,731       490,071
                                                                                          -----------  -----------   -----------
                                         Wireless Telecommunication Services -- 1.0%
    6,800         15,090    21,890            Crown Castle International Corporation +        111,520      247,476       358,996
                                                                                          -----------  -----------   -----------

                                              TOTAL COMMON STOCKS -- (COST $38,122,445)    19,559,367   16,413,293    35,972,660
                                                                                          -----------  -----------   -----------

                                      TOTAL INVESTMENTS -- (COST $38,122,445) -- 99.0%     19,559,367   16,413,293    35,972,660
                                      OTHER ASSETS LESS LIABILITIES -- 1.0%                   134,711      239,051       373,762
                                                                                          -----------  -----------   -----------
                                      NET ASSETS -- 100%                                  $19,694,078  $16,652,344   $36,346,422
                                                                                          ===========  ===========   ===========

+    Non-income producing security

++ Holdings listed are as of June 30, 2001. Changes may have occurred in the security positions of each fund subsequent to June 30, 2001 as a result of normal trading practices. No holdings of the Munder Digital Economy Fund are expected to require liquidation in the merged environment due to prospectus or other limitations.

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                          Munder Large-Cap Growth Fund
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

1.   Basis of Combination -

     The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations reflect the accounts of the Munder Large-Cap Growth Fund (formerly Munder Focus Growth Fund) and the Munder Digital Economy Fund (the "Funds") at and for the period ended June 30, 2001. These statements have been derived from the funds' books and records utilized in calculating daily net asset value at June 30, 2001.

     The pro forma statements give effect to the proposed transfer of the assets and assumption of liabilities of Munder Digital Economy Fund in exchange for shares of Munder Large-Cap Growth Fund. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for Munder Large-Cap Growth Fund will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligation under the Agreement and Plan of Reorganization.

     The Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information.

2.   Portfolio Valuation -

     Portfolio securities of both the Munder Large-Cap Growth Fund and Munder Digital Economy Fund are stated at market value.

3.   Capital Shares -

     The pro forma net asset value per share assumes the issuance of shares of Munder Large-Cap Growth Fund which would have been issued at June 30, 2001 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Munder Digital Economy Fund as of June 30, 2001 divided by the net asset value per share of the corresponding class of shares of the Munder Large-Cap Value Fund as of June 30, 2001. The pro forma total number of shares outstanding of 4,238,107 consists of 1,945,281 additional shares assumed issued in the reorganization plus 2,292,826 shares of Munder Large-Cap Growth Fund outstanding at June 30, 2001.

PROXY CARD                   THE MUNDER FUNDS, INC.                   PROXY CARD
                           Munder Digital Economy Fund

                  SPECIAL MEETING OF SHAREHOLDERS APRIL 2, 2002



This Proxy is Solicited on Behalf of the Board of Directors.
The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the Munder Digital Economy Fund (Fund) of The Munder Funds, Inc. (Company) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Community House, Rosso Library, 380 South Bates Street, Birmingham, MI 48009, on Tuesday, April 2, 2002 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                          VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                          ------------------------------------------------------
                           CONTROL NUMBER:  999  9999  9999  999
                          ------------------------------------------------------


                          Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

                          ------------------------------------------------------
                          Signature

                          ------------------------------------------------------
                          Dated                                        12197_MFP



PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN
                      THE POSTAGE-PAID ENVELOPE PROVIDED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                   ---

                                                            FOR AGAINST ABSTAIN

  1. To approve or disapprove an Agreement and Plan of
     Reorganization providing for the acquisition of all
     of the assets of the Fund by the Munder Large-Cap      [ ]   [ ]     [ ]
     Growth Fund and the assumption of all liabilities of the Fund by the Munder Large-Cap Growth Fund in exchange for shares of the Munder Large-Cap Growth
     Fund and the subsequent liquidation of the Fund.

  2. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

Please refer to the Proxy Statement for a discussion of this matter.

Check here if you plan to attend the Meeting. __________

                                                                       12197_MFP

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID
                               ENVELOPE PROVIDED.

PROXY CARD                   THE MUNDER FUNDS, INC.                   PROXY CARD
                          Munder Large-Cap Growth Fund


                  SPECIAL MEETING OF SHAREHOLDERS APRIL 2, 2002



This Proxy is Solicited on Behalf of the Board of Directors.
The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the Munder Large-Cap Growth Fund (Fund) of The Munder Funds, Inc. (Company) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Community House, Rosso Library, 380 South Bates Street, Birmingham, MI 48009, on Tuesday, April 2, 2002 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                            CONTROL NUMBER:  999  9999  9999  999
                           -----------------------------------------------------


                           Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Dated                                       12197_MFP

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN
                      THE POSTAGE-PAID ENVELOPE PROVIDED.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                                             FOR AGAINST ABSTAIN

1. To approve or disapprove an Agreement and Plan of
   Reorganization providing for the acquisition of all of
   the assets of the Munder Digital Economy Fund by the      [ ]   [ ]     [ ]
   Fund and the assumption of all liabilities of the Munder Digital Economy Fund by the Fund in exchange for shares of the Fund and the subsequent liquidation of the Munder Digital Economy Fund.

2. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

Please refer to the Proxy Statement for a discussion of this matter.

Check here if you plan to attend the Meeting. __________

                                                                       12197_MFP

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID
                               ENVELOPE PROVIDED.

                             THE MUNDER FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification
-------

     The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A as filed on October 29, 2001.

Item 16. Exhibits
-------

     (1)    (a)    Articles of Incorporation, dated November 18, 1992, are
                   incorporated herein by reference to Post-Effective Amendment
                   No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 14, 1996.

            (b) Articles of Amendment, dated February 12, 1993, are incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 14, 1996.

            (c) Articles Supplementary, dated July 20, 1993, August 9, 1994, April 26, 1995, June 27, 1995 and May 6, 1996, are
                   incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 14, 1996.

            (d) Articles Supplementary, dated August 6, 1996, are incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 28, 1996.

            (e) Articles Supplementary, dated February 4, 1997, are incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A filed with the Commission on February 18, 1997.

            (f) Articles Supplementary, dated March 12, 1997, are incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 14, 1997.

            (g) Articles Supplementary, dated May 6, 1997, are incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1997.

            (h) Articles Supplementary, dated February 24, 1998, are incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A filed with the Commission on March 20, 1998.

            (i) Articles Supplementary, dated June 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

            (j) Articles Supplementary, dated July 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

            (k) Articles Supplementary, dated December 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed with the commission on June 11, 1999.

            (l) Articles Supplementary, dated April 16, 1999, are incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 11, 1999.

            (m) Articles Supplementary, dated August 17, 1999 are incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 25, 1999.

            (n) Articles Supplementary, dated November 15, 1999, are incorporated by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed with the Commission on January 18, 2000.

            (o) Articles Supplementary, dated January 24, 2000, are incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

            (p) Articles Supplementary, dated March 1, 2000, are incorporated by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed with the Commission on March 21, 2000.

            (q) Articles Supplementary, dated April 20, 2000, are incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 22, 2000.

            (r) Articles Supplementary, dated May 18, 2000, are incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 22, 2000.

            (s) Articles Supplementary, dated June 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 16, 2000.

            (t) Articles Supplementary, dated August 25, 2000, are incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed with the Commission on September 15, 2000.

            (u) Articles Supplementary, dated September 21, 2000, are incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A filed with the Commission on September 25, 2000.

            (v) Articles Supplementary, dated November 20, 2000, are incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 13, 2000.

            (w) Articles Supplementary, dated February 25, 2001, are incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed with the Commission on February 26, 2001.

            (x) Articles Supplementary, dated October 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

            (y) Articles Supplementary, dated November 27, 2001, are incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 3, 2001.

     (2) Amended and Restated By-Laws, dated February 25, 2001, are incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed with the Commission on February 26, 2001.

     (3)    Not Applicable.

     (4)**  Form of Agreement and Plan of Reorganization.

     (5)    Not Applicable.

     (6)    (a)    Amended and Restated Investment Advisory Agreement, dated May
            15, 2001, among Registrant, The Munder Funds Trust., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

            (b) Form of Amended and Restated Investment Sub-Advisory Agreement among Registrant, The Munder Framlington Funds Trust, Munder Capital Management and Framlington Overseas Management Investment Limited is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

     (7) Amended and Restated Combined Distribution Agreement, dated May 15, 2001, among Registrant, The Munder Funds Trust, The Munder Framlington Funds Trust, St. Clair Funds, Inc. and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

     (8)    Not Applicable.

     (9) Master Custodian Agreement, dated September 26, 2001, among Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on

----------
** Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

            Form N-1A filed with the Commission on October 29, 2001.

     (10)   (a)   Amended and Restated Combined Distribution and Service Plan,
            dated May 15, 2001, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

            (b) Amended and Restated Combined Distribution and Service Plan, dated November 13, 2001, is incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 3, 2001.

            (c) Amended and Restated Multi-Class Plan is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 26, 2001.

            (d) Amended and Restated Multi-Class Plan is incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 3, 2001.

     (11) Opinion and consent of Dechert regarding legality of issuance of shares and other matters is incorporated herein by reference to the Registrant's Registration Statement on Form N-14 filed with the Commission on December 21, 2001.

     (12) Form of opinion of Dechert regarding tax matters is incorporated herein by reference to the Registrant's Registration Statement on Form N-14 filed with the Commission on December 21, 2001.

     (13)   Not Applicable.


     (14)   Consent of Independent Auditors.


     (15)   Not Applicable.

     (16) Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 51 and 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 15, 2000 and October 29, 2001, respectively.

Item 17.    Undertakings.
-------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Birmingham, in the State of Michigan, on the 18th day of January, 2002.

                                           THE MUNDER FUNDS, INC.

                                           By:  /s/ James C. Robinson
                                                --------------------------------
                                                James C. Robinson, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures                            Title                      Date
----------                            -----                      ----


         *                            Director            January 18, 2002
---------------------------
 Charles W. Elliott

         *                            Director            January 18, 2002
---------------------------
 Joseph E. Champagne

         *                            Director            January 18, 2002
---------------------------
 Thomas D. Eckert

         *                            Director            January 18, 2002
---------------------------
 John Rakolta, Jr.

         *                            Director            January 18, 2002
---------------------------
 David J. Brophy

         *                            Director            January 18, 2002
---------------------------
 Michael T. Monahan

         *                            Director            January 18, 2002
---------------------------
Arthur T. Porter

         *                            President           January 18, 2002
--------------------------- (Principal Executive Officer)
James C. Robinson

         *                            Treasurer           January 18, 2002
---------------------------   (Principal Financial and
Cherie Ugorowski                 Accounting Officer)


* By: /s/ Stephen J. Shenkenberg
      --------------------------
      Stephen J. Shenkenberg
      as Attorney-in-Fact

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                                INDEX OF EXHIBITS

(14)  Consent of Independent Auditors.